Filed Pursuant to Rule 433
                                                     Registration No. 333-140720

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

                                  $524,380,000

                                 BCAP LLC TRUST
                                2007-AA4, GROUP I

                        NEW ISSUE PRELIMINARY TERM SHEET

--------------------------------------------------------------------------------

                            BCAP LLC Trust, 2007-AA4
                                     Issuer

                                    BCAP LLC
                                    Depositor

                          Countrywide Home Loans, Inc.
                               Primary Originator

                       Countrywide Home Loans Servicing LP
                                Primary Servicer

                      Deutsche Bank National Trust Company
                                     Trustee

                              Barclays Capital Inc.
                          Sole Lead Manager/Bookrunner

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Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

      The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

      The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275 ext. 2663.

      The free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

      The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://www.sec.gov/Archives/edgar/data/1337454/000091412107000651/
by7522913-s3a1.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

      Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

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Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

Transaction Summary
-------------------

                                  $524,380,000
                        BCAP LLC Trust, 2007-AA4, Group I

-----------------------------------------------------------------------------------------------------------------------------
                              Expected          Credit      Certificate
                              Rating s         Support %     Interest        WAL
Class      Size(1)      (S&P/ Moody's/ DBRS)    (1)(2)         Rate       (years)(3)   Collateral        Certificate Type
-----------------------------------------------------------------------------------------------------------------------------
                                                 Offered Certificates
I-1-A1   $234,935,000     AAA / Aaa / AAA        13.20%       WAC(4)         2.49      Hybrid ARMs    Group I-1 Super Senior
I-1-A2    $17,864,000     AAA / Aaa / AAA         6.60%       WAC(4)         2.49      Hybrid ARMs   Group I-1 Senior Support
I-2-A1   $112,755,000     AAA / Aaa / AAA        13.20%       WAC(5)         2.85      Hybrid ARMs    Group I-2 Super Senior
I-2-A2     $8,575,000     AAA / Aaa / AAA         6.60%       WAC(5)         2.85      Hybrid ARMs   Group I-2 Senior Support
I-3-A1   $116,285,000     AAA / Aaa / AAA        13.20%       WAC(6)         2.84      Hybrid ARMs    Group I-3 Super Senior
I-3-A2     $8,843,000     AAA / Aaa / AAA         6.60%       WAC(6)         2.84      Hybrid ARMs   Group I-3 Senior Support
I-B-1     $12,294,000      AA / Aa2 / AA          4.30%       WAC(7)         4.67      Hybrid ARMs     Crossed Subordinate
I-B-2      $7,751,000       A / A2 / A            2.85%       WAC(7)         4.67      Hybrid ARMs     Crossed Subordinate
I-B-3      $5,078,000     BBB / Baa2 / BBB        1.90%       WAC(7)         4.67      Hybrid ARMs     Crossed Subordinate
                                                  Non-Offered Certificates
I-R              $100     AAA / NR / [AAA]                    *** Not Offerred - 144A Private Placement ***
I-B-4      $5,612,000      BB / NR / [BB]                     *** Not Offerred - 144A Private Placement ***
I-B-5      $2,673,000       B / NR / [B]                      *** Not Offerred - 144A Private Placement ***
I-B-6      $1,872,960      NR / NR / NR                       *** Not Offerred - 144A Private Placement ***
-----------------------------------------------------------------------------------------------------------------------------

(1) The class sizes and related credit enhancement levels are subject to variance of +/- 10% based upon the final pool and rating agency evaluation of subordination.

(2) Credit enhancement for the Offered Certificates will be provided by a combination of subordination and loss allocation as more fully described in this term sheet.

(3) The WALs assume a prepayment pricing speed of 25% CPB for the Offered Certificates and the 10% Clean-up Call is not exercised.

(4) The Class I-1-A1 Certificates and Class I-1-A2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Mortgage Rates of the Subgroup I-1 mortgage loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.2640%.

(5) The Class I-2-A1 Certificates and Class I-2-A2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Mortgage Rates of the Subgroup I-2 mortgage loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.2070%.

(6) The Class I-3-A1 Certificates and Class I-3-A2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Mortgage Rates of the Subgroup I-3 mortgage loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 5.8969%.

(7) The Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the weighted average of the Net Mortgage Rates of the mortgage loans in each Subgroup weighted in proportion to the results of subtracting from the aggregate principal balance of each Subgroup the class certificate Balance of the related Classes of Class I-A Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 6.1581%.

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Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

Transaction Structure
---------------------

------------------
Sutton Funding LLC ---|
(Sponsor)             |    Mortgage                    Mortgage                ------------
------------------    |     Loans      -----------      Loans      ----------   Class I-A
                      |-------------->             -------------->  BCAP LLC   Certificates   ---------
                      |                 BCAP LLC                     Trust,  ---------------> Investors
                      |                (Depositor)                  2007-AA4    Class I-B     ---------
                      |<--------------             <--------------  (Issuer)   Certificates
                      |     Class      -----------      Class      ----------  ------------
------------------    |      I-R                         I-R                     Offered
Barclays Bank PLC  ---| Certificates                 Certificates              Certificates
(Sponsor)
------------------

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Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

Description of the Group I Mortgage Loans
-----------------------------------------

The Group I Mortgage Loans are adjustable rate hybrid ARMs and are indexed to Six-Month LIBOR, One-Year LIBOR or One-Year CMT with initial rate adjustments occurring five or seven years after the date of origination. The mortgage loans are secured by first liens on one- to four-family residential properties. Approximately 90.25% (by principal balance) of the mortgage pool allow for payments of interest only for terms of 5, 7 or 10 years. After such interest only period, each such mortgage loan will fully amortize over its remaining term. The remaining approximately 9.75% of the mortgage loans fully amortize over their original term (not more than 40-years). Below is a further summary of the collateral characteristics of the Group I Mortgage Loans (as of June 1, 2007):

      o Approximately 99.55% of the mortgage loans were originated by Countrywide Home Loans, Inc. and approximately 0.45% of the mortgage loans were originated by Wells Fargo Bank, N.A.

      o The mortgage loans have penalties for full or partial prepayments in the percentages in the immediately following table and further detailed in the attached Collateral Tables. Prepayment penalty cashflows will not be available to pay the Offered Certificates.

            Prepayment
            Term        No Pre Pay  6 Months  12 Months  36 Months  60 Months
            ----------  ----------  --------  ---------  ---------  ---------
            Total         59.91%     0.09%     24.93%      8.74%      6.33%

      o Approximately 12.61% of the mortgage loans were originated with full documentation.

      o The two states with the largest concentration are California (approximately 59.73%) and Florida (approximately 7.26%).

      o     The non-zero weighted average FICO score is approximately 724.

      o The weighted average LTV is approximately 72.54%. The weighted average CLTV including subordinate financing at the time of origination is approximately 77.28%.

      o None of the mortgage loans have an original LTV over 80% without any primary mortgage insurance coverage.

            Initial Rate   % of     Gross      Net       WAM        Gross        Net      Initial   Periodic     Max       Mos.
            Adjustment     Pool    WAC (%)   WAC (%)   (months)   Margin(%)   Margin(%)   Cap(%)     Cap(%)    Rate(%)   To Reset
            ------------   -----   -------   -------   --------   ---------   ---------   -------   --------   -------   ---------
            5-Year         50.63     6.467     6.264        358       2.267       1.892     5.085      1.988    11.552          57
            7-Year         49.37     6.238     6.050        358       2.256       1.971     5.009      2.000    11.247          81

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

The Group I Mortgage Loans will be divided into three separate Subgroups. The mortgage loans in Subgroup I-1 are Alt-A adjustable rate hybrid ARMs with initial rate adjustments occurring five years after the date of origination. The mortgage loans in Subgroup I-2 are Alt-A adjustable rate hybrid ARMs with initial rate adjustments occurring seven years after the date of origination. The mortgage loans in Subgroup I-3 are prime quality adjustable rate hybrid ARMs with initial rate adjustments occurring seven years after the date of origination.

As of the cut-off date, the mortgage loans in Subgroup I-1 had the following characteristics:

        ------------------------------------------------------------------------
        Aggregate Principal Balance:                             $270,662,939
        Geographic concentration in excess of 5%:
                              California (South):                         41.55%
                              California (North):                         22.49%
                                         Florida:                         10.98%
        Weighted Average Combined Original LTV:                           72.30%
        Weighted Average Combined Original LTV
        Including Simultaneous Seconds at Origination:                    77.85%
        Weighted Average Current Mortgage Rate:                           6.467%
        Weighted Average Stated Original Term (months):                      360
        Weighted Average Stated Remaining Term (months):                     358
        Non-Zero Weighted Average FICO Score:                                719
        Weighted Average Margin:                                           2.267
        Weighted Average Maximum Rate                                     11.552
        ------------------------------------------------------------------------

As of the cut-off date, the mortgage loans in Subgroup I-2 had the following characteristics:

        ------------------------------------------------------------------------
        Aggregate Principal Balance:                             $129,904,297
        Geographic concentration in excess of 5%:
                              California (South):                         42.21%
                              California (North):                         15.64%
        Weighted Average Combined Original LTV:                           72.24%
        Weighted Average Combined Original LTV
        Including Simultaneous Seconds at Origination:                    76.12%
        Weighted Average Current Mortgage Rate:                           6.408%
        Weighted Average Stated Original Term (months):                      361
        Weighted Average Stated Remaining Term (months):                     358
        Non-Zero Weighted Average FICO Score:                                715
        Weighted Average Margin:                                           2.261
        Weighted Average Maximum Rate                                     11.426
        ------------------------------------------------------------------------

As of the cut-off date, the mortgage loans in Subgroup I-3 had the following characteristics:

        ------------------------------------------------------------------------
        Aggregate Principal Balance:                             $133,970,824
        Geographic concentration in excess of 5%:
                              California (South):                         33.39%
                              California (North):                         18.53%
                                      Washington:                         9.34%
                                        Maryland:                          6.01%
        Weighted Average Combined Original LTV:                           73.33%
        Weighted Average Combined Original LTV
        Including Simultaneous Seconds at Origination:                    77.24%
        Weighted Average Current Mortgage Rate:                           6.073%
        Weighted Average Stated Original Term (months):                      360
        Weighted Average Stated Remaining Term (months):                     357
        Non-Zero Weighted Average FICO Score:                                745
        Weighted Average Margin:                                           2.252
        Weighted Average Maximum Rate                                     11.073
        ------------------------------------------------------------------------

     Please note that the collateral information on the mortgage loans included in this term sheet is preliminary and subject to change.

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Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms
----------------

Issuer: BCAP LLC Trust 2007-AA4 will issue the Mortgage Pass-Through Certificates, Series 2007-AA4. The certificates and the mortgage loans will be divided into two separate groups ("Group I" and "Group II"). All of the references in this term sheet to mortgage loans and certificates relate solely to Group I.

Depositor:                       BCAP LLC.

Original Loan Seller:            Approximately 99.55% of the mortgage loans were
                                 originated by Countrywide Home Loans, Inc. and approximately 0.45% of the mortgage loans were originated by Wells Fargo Bank, N.A.

Servicer:                        Approximately 99.55% of the mortgage loans will
                                 be serviced by Countrywide Home Loans Servicing
                                 LP and approximately 0.45% of the mortgage loans are serviced by Wells Fargo Bank, N.A.

Trustee:                         Deutsche Bank National Trust Company.

Sole Bookrunner:                 Barclays Capital Inc.

Rating Agencies:                 Moody's Investors Service, Standard & Poor's,
                                 and DBRS, Inc.

Cut-off Date:                    June 1, 2007.

Closing Date:                    June 29, 2007.

Distribution Date:               25th day of each month (or the next business
                                 day), commencing July 2007.

Final Distribution Date:         June 2047

Certificates:                    The trust will issue the Class I-A and Class
                                 I-R Certificates, which are also referred to collectively in this term sheet as the Senior
                                 Certificates. The trust will also issue Class
                                 I-B-1, Class I-B-2, Class I-B-3, Class I-B-4,
                                 Class I-B-5 and Class I-B-6 Certificates, which are sometimes referred to in this term sheet as the Subordinate Certificates. The Senior
                                 Certificates will represent interests
                                 principally in the related Subgroup set forth in the page 6 tables. The Subordinate
                                 Certificates represent interest in all
                                 Subgroups.

Class I-A Certificates:          The Class I-1-A1, Class I-1-A2, Class I-2-A1,
                                 Class I-2-A2, Class I-3-A1, Class I-3-A2
                                 Certificates.

Class I-B Certificates:          The Class I-B-1, Class I-B-2, Class I-B-3,
                                 Class I-B-4, Class I-B-5 and Class I-B-6
                                 Certificates.

Offered Certificates:            The Class I-1-A1, Class I-1-A2, Class I-2-A1,
                                 Class I-2-A2, Class I-3-A1, Class I-3-A2, Class
                                 I-B-1, Class I-B-2 and Class I-B-3
                                 Certificates.

Non-Offered Certificates:        The Class I-B-4, Class I-B-5, Class I-B-6 and
                                 Class I-R Certificates.

Class I-R Certificates:          Represent the residual interests in the REMICs.

Due Period:                      With respect to any Distribution Date, the
                                 period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Record Date:                     With respect to the certificates and any
                                 Distribution Date, the last day of the prior calendar month.

Delay Days:                      With respect to the certificates, 24 days.

Prepayment Period:               With respect to any Distribution Date is the
                                 calendar month immediately preceding the month in which such Distribution Date occurs.

Optional Clean-up Call:          Under certain conditions as provided for in the
                                 prospectus supplement, the holder of a majority percentage interest in the Class I-R
                                 Certificate may repurchase each of the mortgage loans when the aggregate principal balance of the mortgage loans as of the Cut-off Date is reduced to 10% of the aggregate principal balance as of the Cut-off Date.

Registration:                    The Offered Certificates will be available in
                                 book-entry form through DTC.

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Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

Denominations:                   The Offered Certificates are issuable in
                                 minimum denominations of an original amount of $25,000 and multiples of $1 in excess thereof.

Federal Tax Treatment:           The Offered Certificates will represent
                                 "regular interests" in a REMIC. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written in connection with the promotion or marketing by the Issuer and Depositor of the Offered
                                 Certificates. You should seek advice based on your particular circumstances from an independent tax advisor.

ERISA Considerations:            The Offered Certificates generally may be
                                 purchased by, on behalf of, or with plan assets of, a Plan, subject to the considerations set forth in the prospectus supplement. In addition, the Pension Protection Act of 2006 makes significant changes to ERISA rules relating to prohibited transactions and plan assets, among other areas. Potential investors should consult with their advisors regarding the consequences of these changes.

SMMEA Eligibility:               The Class I-A and Class I-B-1 Certificates will
                                 be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement
                                 Act of 1984. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the Offered Certificates. You should consult you own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the Offered Certificates.

Group I Mortgage Loans:          As of the Cut-off Date, approximately
                                 $534,538,060 of mortgage loans.

P&I Advances:                    Each Servicer will be obligated to advance, or
                                 cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans serviced by such Servicer to the extent that such Servicer reasonably believes that such cash advances can be repaid from further payments of the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:           With respect to any Distribution Date and any
                                 mortgage loan that was subject to a principal prepayment in full or in part during the related Prepayment Period, which principal prepayment was applied to such mortgage loan prior to such mortgage loan's due date during such Prepayment Period, the amount of interest and other recoveries of principal that would have accrued on the amount of such principal prepayment during the period commencing on the date as of which such principal prepayments and recoveries were applied to such mortgage loan and ending on the day immediately preceding such due date, inclusive. With respect to Countrywide Home Loans Servicing LP, such amount is payable only to the extent of one half of the lesser of (x) the servicing fee payable to Countrywide Home Loans Servicing LP and (y) the servicing fee received by Countrywide Home Loans Servicing LP for that
                                 Distribution Date.

Net Mortgage Rate:               For any mortgage loan, the then applicable
                                 mortgage rate thereon minus the sum of (1) the Servicing Fee Rate and (2) any lender paid mortgage insurance premium rate, if applicable.

Servicing Fee:                   With respect to each mortgage loan and any
                                 Distribution Date, the fee payable to the Servicer in respect of servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the stated principal balance of such mortgage loan as of the first day of the related Due Period.

Servicing Fee Rate:              The Servicing Rate for each mortgage loan will
                                 be as follows:

                                 o For approximately 74.48% of the mortgage loans, 0.200% per annum until each mortgage loan's respective rate reset date and 0.375% per annum thereafter.

                                 o For approximately 25.06% of the mortgage loans, 0.175% per annum until each mortgage loan's respective rate reset date and 0.200% per annum thereafter.

                                 o For approximately 0.45% of the mortgage loans, 0.250% per annum.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

Interest Accrual Period:         The Interest Accrual Period on the certificates
                                 for any Distribution Date is the one-month period preceding the month in which such Distribution Date occurs prior to such Distribution Date. Distributions of interest on the certificates will be based on a 360-day year and a 30 day month.

Accrued Certificate Interest     For any Distribution Date and each class of
                                 certificates, an amount equal to (1) the interest accrued at such class's Pass-Through
                                 Rate during the related Interest Accrual Period on the class certificate balance of such class of certificates, minus each class's pro rata share of any related net interest shortfalls, the interest portion of any Excess Losses through the Distribution Date on which the class certificate balances of the Subordinate
                                 Certificates have been reduced to zero to the extent allocated to such class and, after the Distribution Date on which the class certificate balances of the Subordinate
                                 Certificates have been reduced to zero, the interest portion of Realized Losses, including
                                 Excess Losses, to the extent allocated to such class plus (2) the portion of any Accrued
                                 Certificate Interest referred to in clause (1) above for that class remaining undistributed from previous Distribution Dates.

Credit Enhancement:              Credit Enhancement for the certificates will be
                                 provided by a senior/subordinate shifting interest structure, together with the Senior
                                 Support Certificates. The Senior Support
                                 Certificates provide credit support for the Super Senior Certificates. The Subordinate
                                 Certificates provide credit support for the related Senior Certificates and other
                                 Subordinate Certificates with a lower class designation.

Cash flow description:           Distributions on the certificates will be made
                                 on the 25th day of each month (or next business day), beginning in July 2007. The payments to the certificates, to the extent of available funds, will be made according to the following priority:

                                 Subgroup I-1 Available Funds:

                                 1.    Payments of interest to the holders of
                                       the Class I-1-A1, Class I-1-A2, and Class
                                       I-R Certificates based on the interest
                                       due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 3); and

                                 2. Payments of principal to the holders of the Class I-1-A1, Class I-1-A2, and Class I-R Certificates based on their respective class certificate balance, in an amount equal to the Senior Optimal Principal Amount for Subgroup I-1.

                                 Subgroup I-2 Available Funds:

                                 1.    Payments of interest to the holders of
                                       the Class I-2-A1 and Class I-2-A2
                                       Certificates based on the interest due
                                       and payable, at a rate equal to their
                                       respective Pass-Through Rates (as
                                       described on page 3); and

                                 2. Payments of principal to the holders of the Class I-2-A1 and Class I-2-A2 Certificates based on their respective class certificate balance, in an amount equal to the Senior Optimal Principal Amount for Subgroup I-2.

                                 Subgroup I-3 Available Funds:

                                 1.    Payments of interest to the holders of
                                       the Class I-3-A1 and Class I-3-A2
                                       Certificates based on the interest due
                                       and payable, at a rate equal to their
                                       respective Pass-Through Rates (as
                                       described on page 3); and

                                 2. Payments of principal to the holders of the Class I-3-A1 and Class I-3-A2 Certificates based on their respective class certificate balance, in an amount equal to the Senior Optimal Principal Amount for Subgroup I-3.

                                 Class I-B Available Funds:

                                 1. Payment of interest sequentially to the Class I-B Certificates, the interest due and payable for such Distribution Date;

                                 2.    Payment of interest remaining
                                       undistributed from previous Distribution
                                       Dates sequentially to the Class I-B
                                       Certificates;

                                 3. Such class's allocable share of principal collections on the mortgage loans distributable to the Class I-B Certificates for such Distribution Date.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

Shifting Interest:               The Senior Certificates of each Subgroup will
                                 be entitled to receive 100% of the prepayments on the mortgage loans up to and including June
                                 2014 which percentage can be reduced to the Senior Percentage of such Subgroup plus 70%,
                                 60%, 40%, 20% and 0%, respectively, of the Subordinate Percentage over the next five years provided that (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the aggregate class certificate balance of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed 30%, 35%, 40%, 45% or 50% of the original principal amount of the Subordinate
                                 Certificates for each test date.

                                 Distribution Date Occurring   Group I Senior Prepayment Percentage
                                 ---------------------------   -------------------------------------------
                                 July 2007 through June 2014   100%

                                 July 2014 through June 2015   Senior Percentage of such Subgroup plus 70%
                                                               of the Subordinate Percentage

                                 July 2015 through June 2016   Senior Percentage of such Subgroup plus 60%
                                                               of the Subordinate Percentage

                                 July 2016 through June 2017   Senior Percentage of such Subgroup plus 40%
                                                               of the Subordinate Percentage

                                 July 2017 through June 2018   Senior Percentage of such Subgroup plus 20%
                                                               of the Subordinate Percentage

                                 After June 2018               Senior Percentage of such Subgroup

                                 Notwithstanding the foregoing, if after 3 years from the closing date the then current Subordinate Percentage of a Subgroup is equal to two times the initial Subordinate Percentage for such Subgroup and (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the class certificate balance of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed (a) on or prior to June 2010, 20% of the original principal amount of the Subordinate Certificates or (b) after June 2010, 30% of the original principal amount of the Subordinate Certificates, then prepayments will be allocated on a pro rata basis between the Senior Certificates and the Subordinate Certificates.

                                 If the above two-times test is satisfied prior to the third anniversary from the closing date and the above delinquency and realized loss tests are met, then 50% of the Subordinate Prepayment Percentage can be allocated to the Subordinate Certificates. With respect to any Distribution Date and any Subgroup, the percentage applicable with respect to prepayments that the Senior Certificates of such Subgroup are entitled to in the previous two paragraphs is referred to as the "Senior Prepayment Percentage" for such Subgroup. The "Subordinate Prepayment Percentage" with respect to any Distribution Date and any Subgroup, is the difference between 100% and the Senior Prepayment Percentage of such Subgroup on such Distribution Date.

                                 Distribution Date Occurring   Group I Senior Prepayment Percentage
                                 ---------------------------   -------------------------------------------
                                 July 2007 through June 2010   Senior Percentage of such Subgroup plus 50%
                                                               of the Subordinate Percentage

                                 After June 2010               Senior Percentage of such Subgroup

                                 If the delinquency test and realized loss test in the third preceding paragraph are not satisfied, the Senior Prepayment Percentage will be equal to the Senior Prepayment Percentage from the previous Distribution Date.

                                 In the event the Senior Percentage exceeds the Senior Percentage as of the Closing Date, the Senior Certificates will receive all unscheduled principal payments for the mortgage loans, regardless of any unscheduled principal payment percentages above.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

Senior Percentage:               For each Distribution Date and any Subgroup,
                                 the percentage equivalent of a fraction, the numerator of which is the aggregate class certificate balance of the Senior Certificates of such Subgroup immediately prior to such Distribution Date, and the denominator of which is the aggregate stated principal balance of all mortgage loans in such Subgroup for such Distribution Date.

Subordinate Percentage:          With respect to any Distribution Date and any
                                 Subgroup, the difference between 100% and the Senior Percentage for such Subgroup on such Distribution Date.

Senior Optimal Principal Amount: For any Distribution Date and any Subgroup, the
                                 sum of (i) the product of (a) scheduled
                                 principal payments in the applicable Subgroup and (b) related Senior Percentage, (ii) the product of (a) unscheduled principal payments in such Subgroup and (b) related Senior Prepayment Percentage, and (iii) the lesser of
                                 (1) the related Senior Prepayment Percentage of the sum of all net liquidation proceeds allocable to principal received in respect of each mortgage loan in the related Subgroup which became a liquidated mortgage loan during the related prepayment period and all Subsequent Recoveries received in respect of each liquidated mortgage loan in the related Subgroup during the related Due Period; and (2) the related Senior Percentage of the sum of the principal balance of each mortgage loan in the related Subgroup which became a liquidated mortgage loan during the related prepayment period.

Subordinate Optimal Principal    For any Distribution Date and any Subgroup, the
Amount:                          difference between (i) the sum of (a) scheduled
                                 principal for such Subgroup, (b) unscheduled principal payments for such Subgroup and (c) net liquidation proceeds for such Subgroup and
                                 (ii) the related Senior Optimal Principal
                                 Amount.

Allocation of Losses:            Realized Losses, other than Excess Losses, on
                                 the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class I-B-6 Certificates until the class certificate balance of each Subordinate Class has been reduced to zero.

                                 After the class certificates balances of all the Subordinate Certificates have been reduced to zero, Realized Losses on the Subgroup I-1 mortgage loans will be allocated first to the Class I-1-A2 Certificates until reduced to zero and then to the Class I-1-A1 Certificates, Realized Losses on the Subgroup I-2 mortgage loans will be allocated first to the Class I-2-A2 Certificates until reduced to zero and then to the Class I-2-A1 Certificates and Realized Losses on the Subgroup I-3 mortgage loans will be allocated first to the Class I-3-A2 Certificates until reduced to zero and then to the Class I-3-A1 Certificates.

                                 Excess Losses on the mortgage loans in a Subgroup will be allocated to the Senior Certificates in the related Subgroup and the Subordinate Certificates, pro rata, based on class certificate balances, and in the case of the Subordinate Certificates, multiplied by a fraction, the numerator of which is equal to the Subordinated Amount for such Subgroup and the denominator of which is the sum of the aggregate of the Subordinated Amounts for all Subgroups.

Realized Losses:                 With respect to any Distribution Date and any
                                 defaulted mortgage loan, the excess of the stated principal balance of such defaulted mortgage loan over the liquidation proceeds allocated to principal that have been received with respect to such mortgage loan on or at any time prior to the Due Period after such mortgage loan has been liquidated.

Excess Losses:                   The amount of Realized Losses caused by fraud,
                                 bankruptcy or special hazards, respectively, that exceed the threshold amount that will be specified in the prospectus supplement for each such category of Realized Losses.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

Sensitivity Table
-----------------

The assumptions for the sensitivity table below are as follows:

o     All bonds are priced at par

o     The pricing prepayment assumptions as per below are applied

o 6-month LIBOR, 1-year LIBOR, and 1-year CMT remain static at 5.409%, 5.506% and 4.988%, respectively

--------------------------------------------------------------------------------------------
                         10% CPB   15% CPB   20% CPB   25% CPB   30% CPB   35% CPB   45% CPB
--------------------------------------------------------------------------------------------
                I-1-A1
                   WAL      3.67      3.22      2.84      2.49      2.19      1.92      1.49
Principal Window Begin         1         1         1         1         1         1         1
  Principal Window End        59        59        59        59        59        59        59
              Mod Durn      3.13      2.77      2.46      2.18      1.93      1.71      1.34
--------------------------------------------------------------------------------------------
                I-1-A2
                   WAL      3.67      3.22      2.84      2.49      2.19      1.92      1.49
Principal Window Begin         1         1         1         1         1         1         1
  Principal Window End        59        59        59        59        59        59        59
              Mod Durn      3.13      2.77      2.46      2.18      1.93      1.71      1.34
--------------------------------------------------------------------------------------------
                I-2-A1
                   WAL      4.72      3.97      3.36      2.85      2.43      2.08      1.54
Principal Window Begin         1         1         1         1         1         1         1
  Principal Window End        83        83        83        83        83        83        83
              Mod Durn      3.85      3.28      2.82      2.43      2.10      1.82      1.38
--------------------------------------------------------------------------------------------
                I-2-A2
                   WAL      4.72      3.97      3.36      2.85      2.43      2.08      1.54
Principal Window Begin         1         1         1         1         1         1         1
  Principal Window End        83        83        83        83        83        83        83
              Mod Durn      3.85      3.28      2.82      2.43      2.10      1.82      1.38
--------------------------------------------------------------------------------------------
                I-3-A1
                   WAL      4.69      3.94      3.35      2.84      2.42      2.07      1.54
Principal Window Begin         1         1         1         1         1         1         1
  Principal Window End        82        82        82        82        82        82        82
              Mod Durn      3.87      3.30      2.83      2.44      2.11      1.83      1.39
--------------------------------------------------------------------------------------------
                I-3-A2
                   WAL      4.69      3.94      3.35      2.84      2.42      2.07      1.54
Principal Window Begin         1         1         1         1         1         1         1
  Principal Window End        82        82        82        82        82        82        82
              Mod Durn      3.87      3.30      2.83      2.44      2.11      1.83      1.39
--------------------------------------------------------------------------------------------
                 I-B-1
                   WAL      5.76      5.52      5.06      4.67      4.34      4.00      3.35
Principal Window Begin         1         1         1         1         1         1         1
  Principal Window End        83        83        83        83        83        83        83
              Mod Durn      4.69      4.53      4.21      3.91      3.66      3.41      2.90
--------------------------------------------------------------------------------------------
                 I-B-2
                   WAL      5.76      5.52      5.06      4.67      4.34      4.00      3.35
Principal Window Begin         1         1         1         1         1         1         1
  Principal Window End        83        83        83        83        83        83        83
              Mod Durn      4.69      4.53      4.21      3.91      3.66      3.41      2.90
--------------------------------------------------------------------------------------------
                 I-B-3
                   WAL      5.76      5.52      5.06      4.67      4.34      4.00      3.35
Principal Window Begin         1         1         1         1         1         1         1
  Principal Window End        83        83        83        83        83        83        83
              Mod Durn      4.69      4.53      4.21      3.91      3.66      3.41      2.90
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                      June 19, 2007
BCAP LLC Trust, 2007-AA4, Group I
--------------------------------------------------------------------------------

Contact Information
-------------------

                                Barclays Capital

--------------------------------------------------------------------------------
ABS Finance
--------------------------------------------------------------------------------
Jay Kim                                   (212) 412-7621
                                          jay.kim@barcap.com
Glen Greeley                              (212) 412-6741
                                          glen.greeley@barcap.com
Michael Dryden                            (212) 412-7539
                                          michael.dryden@barcap.com
Belinda Torres                            (212) 412-7592
                                          belinda.torres@barcap.com
Alison Cohen                              (212) 412-6906
                                          alison.cohen@barcap.com
Keith Singletary                          (212) 412-1134
                                          Keith.Singletary@barcap.com
--------------------------------------------------------------------------------
Structure & Collateral
--------------------------------------------------------------------------------
Maggie Jang                               (212) 412-6894
                                          maggie.jiang@barcap.com
Dan King                                  (212) 412-3676
                                          daniel.king@barcap.com
Martin Akguc                              (212) 412-2442
                                          martin.akguc@barcap.com
Eva Andrijcic                             (212) 412-6766
                                          Eva.Andrijcic@barcap.com
--------------------------------------------------------------------------------
Trading
--------------------------------------------------------------------------------
Steve Cozine                              (212) 412-1316
                                          steve.cozine@barcap.com
Bret Ackerman                             (212) 412-5318
                                          bret.ackerman@barcap.com
Rich Chung                                (212) 412-5332
                                          richard.chung@barcap.com
--------------------------------------------------------------------------------

                                 Rating Agencies

--------------------------------------------------------------------------------
Standard & Poor's
--------------------------------------------------------------------------------
David Wang                                (212) 438-1580
                                          david_hongweiwang@standardandpoors.com
--------------------------------------------------------------------------------
Moody's
--------------------------------------------------------------------------------
Ait Thomas                                (212) 553-7754
                                          Ajit.Thomas@moodys.com
--------------------------------------------------------------------------------
DBRS
--------------------------------------------------------------------------------
Sagar Kongettira                          (212) 806-3266
                                          skongettira@dbrs.com
--------------------------------------------------------------------------------

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

Summary Statistics
------------------

As-of / Cut-off Date: 2007-06-01
Number of Mortgage Loans: 777
Aggregate Principal Balance ($): 534,538,060
Weighted Average Current Mortgage Rate (%): 6.354
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 358
Weighted Average Age (Months): 3
Weighted Average Margin: 2.262
Weighted Average Maximum Rate: 11.401
Weighted Average Months to Roll: 69
Weighted Average Original LTV (%): 72.54
Weighted Average Combined Original
LTV Incl Simultaneous Seconds at Origination (%): 77.28
Non-Zero Weighted Average FICO Score: 724
% Loans with Simultaneous Seconds: 34.84
% First Liens: 100.00
% Owner Occupied: 85.48
% Purchase: 42.19
% Full Documentation: 12.61
% IO Loans: 90.25
Top 5 States: CA(59.73%),FL(7.26%),WA(4.09%),AZ(3.17%),MD(2.43%)

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Initial                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Rate                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Adjustment                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
60                             381   $270,662,939       50.63%  $710,401.41         358        719      6.467%     72.30%     37.49%
84                             396    263,875,121       49.37    666,351.31         358        730      6.238      72.79      37.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Product                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Type                         Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month -
IO 10 Yr                        40    $24,515,919        4.59%  $612,897.97         357        714      6.520%     70.83%     40.85%
ARM - 7 Year/6 Month -
IO 10 Yr                         4      2,326,439        0.44    581,609.78         357        667      6.667      70.93      38.43
ARM - 5 Year/6 Month             3      1,716,034        0.32    572,011.22         357        713      6.772      79.34      36.75
ARM - 5 Year/1 Year             30     26,741,006        5.00    891,366.86         356        725      6.638      69.05      33.50
ARM - 7 Year/1 Year             35     23,667,468        4.43    676,213.36         360        726      6.148      69.72      30.72
ARM - 5 Year/1 Year -
IO 10 Yr                       252    186,305,295       34.85    739,306.72         358        716      6.465      72.47      37.96
ARM - 7 Year/1 Year -
IO 10 Yr                       312    209,079,109       39.11    670,125.35         358        730      6.236      73.34      38.14
ARM - 5 Year/1 Year -
IO 5 Yr                         56     31,384,686        5.87    560,440.82         359        733      6.275      74.80      35.39
ARM - 7 Year/1 Year -
IO 7 Yr                         45     28,802,105        5.39    640,046.78         356        741      6.289      71.47      39.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Gross                           of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Interest                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                  3     $1,693,062        0.32%  $564,354.01         358        699      4.678%     80.00%     46.77%
5.000% - 5.999%                174    116,398,238       21.78    668,955.39         358        740      5.712      71.95      38.26
6.000% - 6.999%                518    353,143,980       66.07    681,745.14         358        722      6.389      72.46      37.61
7.000% - 7.999%                 77     60,489,248       11.32    785,574.66         357        709      7.343      73.61      35.59
8.000% - 8.999%                  5      2,813,531        0.53    562,706.16         357        679      8.339      79.36      40.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 4.500%
Maximum: 8.500%
Weighted Average: 6.354%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                     Page 1 of 10

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Cut-off                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Date Principal            Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Balance ($)                  Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000              2       $228,708        0.04%   $114,353.80        355        719      6.830%     80.00%     42.49%
$125,001 - $150,000              1        126,334        0.02     126,334.16        355        726      6.250      80.00      33.05
$150,001 - $175,000              2        324,999        0.06     162,499.71        356        700      6.802      84.71      32.43
$225,001 - $250,000              1        243,000        0.05     243,000.00        355        692      6.750      90.00       0.00
$250,001 - $275,000              1        262,332        0.05     262,332.00        354        620      7.750      80.00       0.00
$300,001 - $325,000              1        300,481        0.06     300,480.80        351        713      8.250      89.90       0.00
$350,001 - $375,000              1        356,731        0.07     356,731.44        356        693      6.625      87.01       0.00
$400,001 - $425,000             25     10,562,756        1.98     422,510.24        358        725      6.380      76.14      37.25
$425,001 - $450,000             72     31,640,167        5.92     439,446.76        359        714      6.329      75.95      36.89
$450,001 - $475,000             78     36,059,774        6.75     462,304.80        359        718      6.293      73.98      37.46
$475,001 - $500,000             83     40,565,322        7.59     488,738.82        359        725      6.267      75.68      40.41
$500,001 - $750,000            331    196,315,736       36.73     593,098.90        358        725      6.313      74.14      38.71
$750,001 - $1,000,000          111     97,517,362       18.24     878,534.79        357        723      6.325      70.71      38.11
$1,000,001 - $1,500,000         36     43,983,591        8.23   1,221,766.43        357        733      6.202      70.48      35.45
$1,500,001 - $2,000,000         13     24,083,343        4.51   1,852,564.88        357        741      6.183      66.51      36.12
$2,000,001 - $2,500,000          9     20,393,515        3.82   2,265,946.15        357        711      6.755      69.30      36.60
$2,500,001 >=                   10     31,573,907        5.91   3,157,390.66        355        729      6.937      66.82      31.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%   $687,951.17        358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: $107,951
Maximum: $5,567,657
Average: $687,951

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Principal                       of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Balances                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
At Origination ($)           Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000              2       $228,708        0.04%   $114,353.80        355        719      6.830%     80.00%     42.49%
$125,001 - $150,000              1        126,334        0.02     126,334.16        355        726      6.250      80.00      33.05
$150,001 - $175,000              2        324,999        0.06     162,499.71        356        700      6.802      84.71      32.43
$225,001 - $250,000              1        243,000        0.05     243,000.00        355        692      6.750      90.00       0.00
$250,001 - $275,000              1        262,332        0.05     262,332.00        354        620      7.750      80.00       0.00
$300,001 - $325,000              1        300,481        0.06     300,480.80        351        713      8.250      89.90       0.00
$350,001 - $375,000              1        356,731        0.07     356,731.44        356        693      6.625      87.01       0.00
$400,001 - $425,000             25     10,562,756        1.98     422,510.24        358        725      6.380      76.14      37.25
$425,001 - $450,000             70     30,764,167        5.76     439,488.10        359        713      6.320      75.98      36.92
$450,001 - $475,000             78     36,047,359        6.74     462,145.63        359        718      6.299      74.00      37.52
$475,001 - $500,000             82     40,065,322        7.50     488,601.49        359        724      6.263      75.75      40.89
$500,001 - $750,000            332    196,433,945       36.75     591,668.51        358        725      6.316      74.16      38.55
$750,001 - $1,000,000          113     98,787,568       18.48     874,226.27        357        723      6.322      70.69      38.21
$1,000,001 - $1,500,000         36     43,983,591        8.23   1,221,766.43        357        733      6.202      70.48      35.45
$1,500,001 - $2,000,000         13     24,083,343        4.51   1,852,564.88        357        741      6.183      66.51      36.12
$2,000,001 - $2,500,000          9     20,393,515        3.82   2,265,946.15        357        711      6.755      69.30      36.60
$2,500,001 >=                   10     31,573,907        5.91   3,157,390.66        355        729      6.937      66.82      31.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%   $687,951.17        358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: $108,000
Maximum: $5,600,000
Average: $689,860

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                     Page 2 of 10

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Original                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Term                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
(month)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
360                            773   $532,606,335       99.64%  $689,012.08         357        725      6.355%     72.53%     37.57%
480                              4      1,931,724        0.36    482,931.08         478        704      6.148      75.47      38.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 360
Maximum: 480
Weighted Average: 360

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Remaining                       of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Term                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
(month)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                      773   $532,606,335       99.64%  $689,012.08         357        725      6.355%     72.53%     37.57%
361 >=                           4      1,931,724        0.36    482,931.08         478        704      6.148      75.47      38.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 350
Maximum: 479
Weighted Average: 358

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Gross                     Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Margin (%)                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
<= 2.500                       758   $523,502,202       97.94%  $690,636.15         358        725      6.346%     72.44%     37.53%
2.501 - 3.000                   17      9,762,058        1.83    574,238.71         357        681      6.656      77.13      38.76
3.001 - 3.500                    2      1,273,800        0.24    636,900.00         356        731      7.232      77.36      47.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.060%
Maximum: 3.250%
Non-Zero Weighted Average: 2.262%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Minimum                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Mortgage                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                  771   $531,280,260       99.39%  $689,079.45         358        724      6.351%     72.53%     37.57%
3.001 - 4.000                    2      1,273,800        0.24    636,900.00         356        731      7.232      77.36      47.05
5.001 - 6.000                    1        495,000        0.09    495,000.00         356        779      5.875      68.85      28.96
6.001 - 7.000                    1        424,000        0.08    424,000.00         357        718      6.500      80.00      13.13
7.001 - 8.000                    2      1,065,000        0.20    532,500.00         357        709      7.125      73.13      41.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.060%
Maximum: 7.125%
Non-Zero Weighted Average: 2.276%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                     Page 3 of 10

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Maximum                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Mortgage                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                    1       $488,472        0.09%  $488,472.03         357        685      4.500%     80.00%     47.31%
9.501 - 10.000                   6      3,310,240        0.62    551,706.67         358        726      4.909      80.00      46.13
10.001 - 10.500                 35     22,241,233        4.16    635,463.79         360        733      5.370      72.60      38.93
10.501 - 11.000                191    128,538,435       24.05    672,976.10         357        739      5.866      71.85      38.02
11.001 - 11.500                313    209,555,205       39.20    669,505.45         358        726      6.314      71.54      36.99
11.501 - 12.000                138    103,850,860       19.43    752,542.46         357        713      6.758      75.21      37.63
12.001 - 12.500                 58     40,882,882        7.65    704,877.28         357        705      6.986      71.61      39.47
12.501 - 13.000                 26     20,950,180        3.92    805,776.15         356        721      7.470      72.54      33.23
13.001 - 13.500                  8      4,292,553        0.80    536,569.13         356        676      7.920      78.69      39.15
14.001 - 14.500                  1        428,000        0.08    428,000.00         357        692      8.250      80.00      44.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 9.500%
Maximum: 14.250%
Non-Zero Weighted Average: 11.401%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Initial Cap (%)              Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000%                         736   $509,258,705       95.27%  $691,927.59         358        725      6.348%     72.62%     37.44%
6.000%                          41     25,279,355        4.73    616,569.63         357        714      6.479      70.88      40.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 5.000%
Maximum: 6.000%
Non-Zero Weighted Average: 5.047%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Periodic                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Cap (%)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000%                           6     $3,279,037        0.61%  $546,506.09         355        683      7.072%     74.99%     41.88%
2.000%                         771    531,259,023       99.39    689,051.91         358        725      6.350      72.53      37.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.994%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                     Page 4 of 10

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
Next                        Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Rate                            of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Adjustment                Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Date                         Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2011-09                          2     $1,293,929        0.24%   $646,964.60        351        701      7.482%     78.46%      0.00%
2011-10                          5     13,197,529        2.47   2,639,505.84        352        742      7.023      66.04      30.66
2011-11                          2      5,625,000        1.05   2,812,500.00        353        686      7.150      64.67      31.47
2011-12                          3      1,664,331        0.31     554,777.08        354        719      6.705      79.98      37.46
2012-01                          8      8,569,253        1.60   1,071,156.64        355        697      6.667      66.36      43.47
2012-02                         17     10,878,015        2.04     639,883.22        356        697      6.610      72.97      38.12
2012-03                        110     70,925,307       13.27     644,775.52        358        722      6.455      72.23      37.14
2012-04                        223    149,883,277       28.04     672,122.32        358        720      6.373      73.37      38.40
2012-05                         11      8,626,297        1.61     784,208.86        366        713      6.325      71.35      33.04
2013-08                          4      1,934,818        0.36     483,704.50        350        767      6.643      77.05      35.52
2013-10                          1        557,000        0.10     557,000.00        352        781      6.625      32.96       0.00
2013-11                          3      2,605,409        0.49     868,469.66        353        674      6.756      78.50      37.20
2013-12                          1        490,400        0.09     490,400.00        354        754      6.625      80.00      44.89
2014-01                          9      4,524,743        0.85     502,749.27        355        701      6.331      71.82      36.14
2014-02                         44     31,214,892        5.84     709,429.37        356        727      6.295      71.68      35.10
2014-03                        188    127,987,173       23.94     680,782.83        357        735      6.166      73.03      37.99
2014-04                        119     75,244,096       14.08     632,303.33        359        724      6.265      73.05      37.79
2014-05                         27     19,316,589        3.61     715,429.22        362        734      6.363      71.97      39.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%   $687,951.17        358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Weighted Average: 2013-03-02

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                     Page 5 of 10

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Geographical              Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Distribution                 Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Alabama                          1       $451,027        0.08%   $451,026.60        358        703      6.000%     65.51%     53.65%
Arizona                         25     16,929,778        3.17     677,191.13        357        742      6.362      72.71      38.04
Arkansas                         2      1,246,000        0.23     623,000.00        356        737      6.234      72.80      27.00
California                     487    319,254,210       59.73     655,552.79        357        723      6.320      73.55      39.14
Colorado                         8      5,487,990        1.03     685,998.73        357        727      6.250      67.39      42.07
Connecticut                      3      2,206,600        0.41     735,533.33        355        733      6.277      58.97      40.38
Delaware                         1        700,000        0.13     700,000.00        359        733      6.500      70.00      37.98
District of Columbia             3      1,893,396        0.35     631,132.13        356        708      6.605      78.17      44.67
Florida                         40     38,830,604        7.26     970,765.10        358        718      6.684      72.51      31.10
Georgia                          3      1,699,334        0.32     566,444.63        357        752      6.250      58.47      38.46
Hawaii                           4      3,155,982        0.59     788,995.46        357        719      6.317      68.76      50.43
Illinois                        17     12,784,568        2.39     752,033.42        357        705      6.473      68.64      38.35
Indiana                          3      1,618,056        0.30     539,352.03        357        757      6.467      78.47      33.90
Kentucky                         1        471,310        0.09     471,309.84        357        700      6.500      74.49      40.72
Maine                            1        763,000        0.14     763,000.00        356        705      6.375      58.69      47.47
Maryland                        20     12,974,919        2.43     648,745.96        357        746      6.460      77.55      40.07
Massachusetts                   11      7,551,692        1.41     686,517.41        358        710      6.209      68.55      33.92
Michigan                         2        902,600        0.17     451,300.00        357        759      6.316      75.30      42.03
Minnesota                        2      1,676,409        0.31     838,204.65        357        758      5.951      74.78      34.39
Mississippi                      1        107,951        0.02     107,951.46        355        712      6.500      80.00      48.60
Missouri                         2      1,608,066        0.30     804,033.16        357        746      6.575      76.72      21.02
Nebraska                         1        608,630        0.11     608,629.88        358        777      5.375      70.93      34.81
Nevada                          19     12,420,929        2.32     653,733.11        357        737      6.212      71.43      31.78
New Hampshire                    2      1,914,578        0.36     957,289.04        357        748      6.409      60.17      22.04
New Jersey                      18     12,869,653        2.41     714,980.75        357        721      6.361      70.13      34.14
New Mexico                       1      1,897,500        0.35   1,897,500.00        355        703      6.250      55.00      48.06
New York                        14      8,951,320        1.67     639,380.00        357        723      6.366      72.13      37.01
North Carolina                   7      5,484,556        1.03     783,508.01        357        720      6.416      65.23      28.96
Ohio                             2      2,597,166        0.49   1,298,583.25        356        692      6.455      68.41      38.13
Oregon                           4      2,509,585        0.47     627,396.13        379        721      6.598      77.07      36.10
Pennsylvania                     1        584,000        0.11     584,000.00        357        714      5.875      80.00      36.22
Rhode Island                     1        454,978        0.09     454,978.38        357        689      7.500      80.00      35.32
South Carolina                   2      1,213,654        0.23     606,826.87        355        675      7.162      77.77      43.81
South Dakota                     1        668,000        0.12     668,000.00        358        667      6.125      80.00      36.76
Tennessee                        3      3,621,761        0.68   1,207,253.67        357        691      6.763      62.10      20.47
Texas                            4      5,275,641        0.99   1,318,910.19        356        688      6.466      74.55      42.37
Utah                             6      4,180,203        0.78     696,700.47        357        764      6.148      62.94      38.75
Virginia                        16      9,895,154        1.85     618,447.13        363        714      6.393      74.79      39.38
Washington                      30     21,883,069        4.09     729,435.62        357        748      6.177      72.99      33.93
Wisconsin                        3      2,255,000        0.42     751,666.67        358        786      6.445      61.17      32.61
Wyoming                          5      2,939,190        0.55     587,838.08        357        748      6.036      56.29      24.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%   $687,951.17        358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Number of States Represented: 41

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Occupancy                    Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                        669   $456,905,257       85.48%  $682,967.50         358        723      6.297%     73.07%     38.14%
Investment                      70     43,838,752        8.20    626,267.88         358        734      6.676      69.51      36.16
Second Home                     38     33,794,051        6.32    889,317.13         356        737      6.708      69.32      31.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                     Page 6 of 10

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Property                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Types                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        477   $334,019,475       62.49%   $700,250.47        357        725      6.380%     71.34%     37.69%
Planned Unit
Development                    176    120,896,683       22.62     686,912.97        358        725      6.242      74.11      37.22
Condo                          109     68,148,465       12.75     625,215.27        358        727      6.352      75.24      37.04
2-4 Family                      14     10,350,527        1.94     739,323.32        358        711      6.856      75.01      39.66
Co-op                            1      1,122,911        0.21   1,122,910.51        358        697      6.375      75.00      53.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%   $687,951.17        358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Loan                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Purpose                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                       329   $225,498,364       42.19%  $685,405.36         357        729      6.392%     76.27%     37.22%
Refinance - Cashout            228    159,211,870       29.78    698,297.67         358        719      6.349      68.70      37.85
Refinance - Rate Term          220    149,827,826       28.03    681,035.57         358        722      6.302      71.01      37.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Documentation             Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Level                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Reduced Documentation          431   $309,963,970       57.99%  $719,173.94         358        720      6.462%     72.20%     37.50%
Preferred Documentation        139     85,851,265       16.06    617,635.00         357        748      6.049      73.39      36.71
Full Documentation              94     67,411,600       12.61    717,144.68         357        717      6.275      72.25      37.95
Alternative Documentation       50     31,463,417        5.89    629,268.34         357        716      6.140      75.68      39.30
No Ratio                        37     25,255,333        4.72    682,576.57         357        731      6.424      72.92       0.00
Stated Income/Stated
Assets                          15      9,837,433        1.84    655,828.86         358        718      6.491      70.25      39.33
No Income/No Assets              8      4,096,710        0.77    512,088.75         357        745      6.611      62.09       0.00
No Documentation                 2        395,999        0.07    197,999.71         355        688      6.847      90.00       0.00
No Ratio/Stated Assets           1        262,332        0.05    262,332.00         354        620      7.750      80.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
Original                    Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Prepayment                      of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Penalty                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Term (months)                Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
None                           475   $320,267,628       59.91%  $674,247.64         358        727      6.345%     71.97%     37.75%
6                                1        459,000        0.09    459,000.00         357        681      6.875      70.62      42.82
12                             190    133,242,340       24.93    701,275.48         357        722      6.353      73.36      37.99
36                              68     46,727,138        8.74    687,163.79         357        719      6.461      71.95      35.31
60                              43     33,841,953        6.33    787,022.17         357        720      6.296      75.54      37.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 25

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Lien                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Position                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                       777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                     Page 7 of 10

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
FICO                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Score                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
N/A                              5     $2,452,415        0.46%  $490,483.03         357        N/A      6.607%     66.70%     27.63%
601 - 620                        8      5,350,483        1.00    668,810.37         357        614      6.518      67.23      42.30
621 - 640                       26     16,802,726        3.14    646,258.70         357        633      6.614      67.65      43.88
641 - 660                       44     32,587,823        6.10    740,632.34         359        652      6.621      72.07      36.82
661 - 680                       73     49,808,565        9.32    682,309.10         357        671      6.561      73.77      39.34
681 - 700                      101     63,994,663       11.97    633,610.52         358        691      6.438      74.84      38.38
701 - 720                      117     76,163,616       14.25    650,971.07         357        710      6.314      74.74      37.91
721 - 740                      117     77,750,987       14.55    664,538.35         358        729      6.251      75.02      37.76
741 - 760                       96     71,268,199       13.33    742,377.08         358        751      6.225      70.39      36.50
761 - 780                       85     63,713,050       11.92    749,565.29         357        772      6.308      70.63      34.65
781 - 800                       85     62,941,199       11.77    740,484.69         357        790      6.266      70.15      38.26
801 >=                          20     11,704,334        2.19    585,216.70         357        807      6.230      72.33      35.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 608
Maximum: 817
Weighted Average: 724

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Delinquency Days             Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0 - 29                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Years of                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Origination                  Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2004                             1       $883,814        0.17%   $883,813.89        356        653      6.625%     84.98%      0.00%
2005                             2        953,066        0.18     476,533.21        356        807      6.438      84.98      44.17
2006                            45     47,454,164        8.88   1,054,536.98        354        713      6.789      69.58      36.29
2007                           729    485,247,015       90.78     665,633.77        358        726      6.311      72.78      37.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%   $687,951.17        358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Interest                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Only                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Period                       Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0                               68    $52,124,507        9.75%  $766,536.87         358        725      6.420%     69.70%     32.34%
60                              56     31,384,686        5.87    560,440.82         359        733      6.275      74.80      35.39
84                              45     28,802,105        5.39    640,046.78         356        741      6.289      71.47      39.59
120                            608    422,226,762       78.99    694,451.91         358        723      6.356      72.80      38.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                     Page 8 of 10

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Range of                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Debt to                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Income Ratios (%)            Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
<= 0.00                         55    $36,199,943        6.77%   $658,180.78        357        728      6.441%     72.68%      0.00%
0.01 - 20.00                    33     28,626,349        5.36     867,465.12        356        754      6.526      64.82      14.49
20.01 - 25.00                   34     28,814,947        5.39     847,498.43        357        725      6.466      70.56      22.56
25.01 - 30.00                   59     42,298,434        7.91     716,922.60        359        737      6.347      69.90      27.49
30.01 - 35.00                   88     63,629,730       11.90     723,065.11        357        719      6.376      71.80      32.63
35.01 - 40.00                  159    105,504,423       19.74     663,549.83        357        720      6.308      73.13      37.64
40.01 - 45.00                  195    126,410,566       23.65     648,259.31        359        722      6.396      74.20      42.54
45.01 - 50.00                  105     67,019,693       12.54     638,282.79        357        713      6.155      74.96      47.43
50.01 - 55.00                   47     33,313,990        6.23     708,808.31        358        741      6.291      73.27      52.23
55.01 >=                         2      2,719,985        0.51   1,359,992.54        356        658      7.309      62.75      56.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%   $687,951.17        358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
PMI Level                    Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0                              762   $527,597,148       98.70%  $692,384.71         358        725      6.351%     72.34%     37.56%
12                               3      1,771,674        0.33    590,557.97         357        653      6.401      83.79      45.35
25                              11      4,637,238        0.87    421,567.07         356        715      6.791      88.31      37.79
30                               1        532,000        0.10    532,000.00         358        723      5.875      93.33      36.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Mortgage                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Insurance                 Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Provider                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
PMI                              8     $3,533,905        0.66%  $441,738.10         356        691      6.408%     85.86%     42.53%
Republic                         4      2,005,716        0.38    501,429.05         357        688      7.079      89.99      41.03
United Guaranty
Insurance                        1        475,000        0.09    475,000.00         357        758      6.875      86.36      34.26
None                           762    527,597,148       98.70    692,384.71         358        725      6.351      72.34      37.56
Triad                            2        926,291        0.17    463,145.34         357        730      6.314      89.28      34.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Originator                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Countrywide                    768   $532,112,686       99.55%  $692,855.06         358        725      6.351%     72.50%     37.57%
Wells Fargo                      9      2,425,373        0.45    269,485.91         354        680      6.959      81.63      38.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%  $687,951.17         358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                     Page 9 of 10

BCAP LLC Trust 2007-AA4 - Group I
All records
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Original                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
LTV Ratio (%)                Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0.00% - 50.00%                  37    $27,650,495        5.17%   $747,310.67        357        746      6.223%     40.47%     34.57%
50.01% - 54.99%                 12      9,633,268        1.80     802,772.35        357        747      6.158      52.15      28.36
55.00% - 59.99%                 24     21,732,540        4.07     905,522.52        356        706      6.385      57.09      36.02
60.00% - 64.99%                 43     43,612,367        8.16   1,014,241.09        357        717      6.363      62.61      35.13
65.00% - 69.99%                 62     46,843,711        8.76     755,543.73        357        726      6.153      67.57      36.27
70.00% - 74.99%                 82     66,982,431       12.53     816,858.91        358        726      6.431      71.24      35.12
75.00% - 79.99%                138     93,194,863       17.43     675,325.09        358        722      6.437      77.29      39.26
80%                            364    217,947,473       40.77     598,756.79        358        725      6.350      80.00      39.31
80.01% - 84.99%                  4      2,249,174        0.42     562,293.48        356        684      6.422      83.18      44.81
85.00% - 89.99%                  5      2,058,503        0.39     411,700.58        356        728      6.780      88.30      34.37
90.00% - 94.99%                  6      2,633,235        0.49     438,872.47        357        692      6.667      90.67      38.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%   $687,951.17        358        724      6.354%     72.54%     37.58%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 14.71%
Maximum: 93.33%
Weighted Average: 72.54%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
Combined Original                       Aggregate   Aggregate          Average    Weighted              Weighted    Weighted
LTV Ratio                   Number        Cut-off     Cut-off          Cut-off     Average   Non-Zero    Average     Average
Including                       of           Date        Date             Date   Remaining   Weighted      Gross    Combined
Simultaneous              Mortgage      Principal   Principal        Principal        Term    Average   Interest    Original
Seconds(%)                   Loans        Balance     Balance          Balance    (months)       FICO       Rate         LTV
-----------------------------------------------------------------------------------------------------------------------------
0.00% - 50.00%                  37    $27,650,495        5.17%     $747,310.67         357        746      6.223%      40.47%
50.01% - 54.99%                 12      9,633,268        1.80       802,772.35         357        747      6.158       52.15
55.00% - 59.99%                 22     17,635,040        3.30       801,592.75         356        715      6.260       57.12
60.00% - 64.99%                 39     41,535,986        7.77     1,065,025.28         357        716      6.390       62.39
65.00% - 69.99%                 55     42,768,211        8.00       777,603.83         357        729      6.135       67.36
70.00% - 74.99%                 72     57,227,492       10.71       794,826.27         359        729      6.357       70.72
75.00% - 79.99%                100     69,832,348       13.06       698,323.48         357        723      6.436       76.92
80%                            149    102,350,533       19.15       686,916.33         358        726      6.426       78.80
80.01% - 84.99%                 20     11,195,795        2.09       559,789.75         357        733      6.142       80.14
85.00% - 89.99%                 54     31,184,406        5.83       577,489.00         357        727      6.136       78.97
90.00% - 94.99%                 76     43,502,114        8.14       572,396.24         357        718      6.302       79.84
95.00% - 99.99%                 44     26,664,633        4.99       606,014.39         357        717      6.403       79.20
100%                            97     53,357,739        9.98       550,079.78         359        715      6.577       79.58
-----------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%     $687,951.17         358        724      6.354%      72.54%
-----------------------------------------------------------------------------------------------------------------------------


                          Weighted
Combined Original          Average
LTV Ratio                 Combined    Non-Zero
Including                 Original    Weighted
Simultaneous                   LTV     Average
Seconds(%)                 With SS         DTI
-----------------------------------------------
0.00% - 50.00%               40.79%      34.57%
50.01% - 54.99%              52.15       28.36
55.00% - 59.99%              57.12       32.20
60.00% - 64.99%              62.75       36.14
65.00% - 69.99%              67.55       35.91
70.00% - 74.99%              71.37       34.26
75.00% - 79.99%              77.13       38.92
80%                          80.00       37.32
80.01% - 84.99%              83.21       41.57
85.00% - 89.99%              88.08       40.88
90.00% - 94.99%              90.37       38.79
95.00% - 99.99%              96.48       41.37
100%                        100.00       41.86
-----------------------------------------------
Total:                       77.28%      37.58%
-----------------------------------------------


Minimum: 14.71%
Maximum: 100.00%
Weighted Average: 77.28%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate          Average    Weighted              Weighted    Weighted
Simultaneous                Number        Cut-off     Cut-off          Cut-off     Average   Non-Zero    Average     Average
Seconds                         of           Date        Date             Date   Remaining   Weighted      Gross    Combined
At                        Mortgage      Principal   Principal        Principal        Term    Average   Interest    Original
Origination(%)               Loans        Balance     Balance          Balance    (months)       FICO       Rate         LTV
-----------------------------------------------------------------------------------------------------------------------------
Simultaneous Second            306   $186,214,667       34.84%     $608,544.66         358        718      6.374%      77.16%
No Simultaneous Second         471    348,323,393       65.16       739,540.11         358        728      6.344       70.07
-----------------------------------------------------------------------------------------------------------------------------
Total:                         777   $534,538,060      100.00%     $687,951.17         358        724      6.354%      72.54%
-----------------------------------------------------------------------------------------------------------------------------


                          Weighted
                           Average
Simultaneous              Combined    Non-Zero
Seconds                   Original    Weighted
At                             LTV     Average
Origination(%)             With SS         DTI
-----------------------------------------------
Simultaneous Second          90.76%      40.37%
No Simultaneous Second       70.07       36.07
-----------------------------------------------
Total:                       77.28%      37.58%
-----------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                    Page 10 of 10

BCAP LLC Trust 2007-AA4 - Group I
Group 1
================================================================================

Summary Statistics
------------------
As-of / Cut-off Date: 2007-06-01
Number of Mortgage Loans: 381
Aggregate Principal Balance ($): 270,662,939
Weighted Average Current Mortgage Rate (%): 6.467
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 358
Weighted Average Age (Months): 3
Weighted Average Margin: 2.267
Weighted Average Maximum Rate: 11.552
Weighted Average Months to Roll: 57
Weighted Average Original LTV (%): 72.30
Weighted Average Combined Original LTV Incl
Simultaneous Seconds at Origination (%): 77.85
Non-Zero Weighted Average FICO Score: 719
% Loans with Simultaneous Seconds: 37.01
% First Liens: 100.00
% Owner Occupied: 82.11
% Purchase: 44.87
% Full Documentation: 6.32
% IO Loans: 89.49
Top 5 States: CA(64.31%),FL(10.98%),AZ(2.98%),IL(2.25%),NV(2.20%)

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Initial                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Rate                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Adjustment                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
60                             381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Product                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Type                         Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 5 Year/6 Month -
IO 10 Yr                        40    $24,515,919        9.06%  $612,897.97         357        714      6.520%     70.83%     40.85%
ARM - 5 Year/6 Month             3      1,716,034        0.63    572,011.22         357        713      6.772      79.34      36.75
ARM - 5 Year/1 Year             30     26,741,006        9.88    891,366.86         356        725      6.638      69.05      33.50
ARM - 5 Year/1 Year -
IO 10 Yr                       252    186,305,295       68.83    739,306.72         358        716      6.465      72.47      37.96
ARM - 5 Year/1 Year -
IO 5 Yr                         56     31,384,686       11.60    560,440.82         359        733      6.275      74.80      35.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Gross                           of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Interest                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
4.000% - 4.999%                  3     $1,693,062        0.63%  $564,354.01         358        699      4.678%     80.00%     46.77%
5.000% - 5.999%                 74     49,399,565       18.25    667,561.68         358        739      5.733      70.78      38.46
6.000% - 6.999%                245    170,718,778       63.07    696,811.34         358        717      6.431      72.18      37.75
7.000% - 7.999%                 54     46,038,004       17.01    852,555.62         356        709      7.342      73.66      35.04
8.000% - 8.999%                  5      2,813,531        1.04    562,706.16         357        679      8.339      79.36      40.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 4.500%
Maximum: 8.500%
Weighted Average: 6.467%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 1 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 1
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Cut-off                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Date Principal            Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Balance ($)                  Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000              1       $120,756        0.04%   $120,756.14        355        726      7.125%     80.00%     37.03%
$150,001 - $175,000              1        172,000        0.06     172,000.00        356        716      6.625      80.00      32.43
$225,001 - $250,000              1        243,000        0.09     243,000.00        355        692      6.750      90.00       0.00
$250,001 - $275,000              1        262,332        0.10     262,332.00        354        620      7.750      80.00       0.00
$300,001 - $325,000              1        300,481        0.11     300,480.80        351        713      8.250      89.90       0.00
$400,001 - $425,000             17      7,189,764        2.66     422,927.29        358        731      6.479      76.41      37.03
$425,001 - $450,000             35     15,310,879        5.66     437,453.68        358        720      6.417      76.91      37.54
$450,001 - $475,000             40     18,505,024        6.84     462,625.59        361        716      6.411      74.19      37.88
$475,001 - $500,000             44     21,462,544        7.93     487,785.10        357        722      6.260      77.59      40.44
$500,001 - $750,000            153     89,116,971       32.93     582,463.86        358        717      6.393      74.96      39.38
$750,001 - $1,000,000           46     40,336,139       14.90     876,872.59        357        709      6.531      70.25      37.58
$1,000,001 - $1,500,000         18     21,589,108        7.98   1,199,394.88        358        726      6.229      67.88      36.55
$1,500,001 - $2,000,000         10     18,474,044        6.83   1,847,404.39        357        737      6.265      64.59      37.48
$2,000,001 - $2,500,000          5     11,565,990        4.27   2,313,198.08        357        710      6.780      71.01      40.74
$2,500,001 >=                    8     26,013,907        9.61   3,251,738.32        354        725      7.021      65.96      28.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%   $710,401.41        358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: $120,756
Maximum: $5,567,657
Average: $710,401

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Principal                       of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Balances                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
At Origination ($)           Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000              1       $120,756        0.04%   $120,756.14        355        726      7.125%     80.00%     37.03%
$150,001 - $175,000              1        172,000        0.06     172,000.00        356        716      6.625      80.00      32.43
$225,001 - $250,000              1        243,000        0.09     243,000.00        355        692      6.750      90.00       0.00
$250,001 - $275,000              1        262,332        0.10     262,332.00        354        620      7.750      80.00       0.00
$300,001 - $325,000              1        300,481        0.11     300,480.80        351        713      8.250      89.90       0.00
$400,001 - $425,000             17      7,189,764        2.66     422,927.29        358        731      6.479      76.41      37.03
$425,001 - $450,000             35     15,310,879        5.66     437,453.68        358        720      6.417      76.91      37.54
$450,001 - $475,000             39     18,042,608        6.67     462,630.99        361        716      6.416      74.33      38.07
$475,001 - $500,000             43     20,962,544        7.74     487,501.03        357        720      6.252      77.77      41.38
$500,001 - $750,000            155     90,079,386       33.28     581,157.33        358        717      6.394      74.90      39.12
$750,001 - $1,000,000           46     40,336,139       14.90     876,872.59        357        709      6.531      70.25      37.58
$1,000,001 - $1,500,000         18     21,589,108        7.98   1,199,394.88        358        726      6.229      67.88      36.55
$1,500,001 - $2,000,000         10     18,474,044        6.83   1,847,404.39        357        737      6.265      64.59      37.48
$2,000,001 - $2,500,000          5     11,565,990        4.27   2,313,198.08        357        710      6.780      71.01      40.74
$2,500,001 >=                    8     26,013,907        9.61   3,251,738.32        354        725      7.021      65.96      28.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%   $710,401.41        358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: $120,792
Maximum: $5,600,000
Average: $711,709

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Original                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Term                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
(month)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
360                            379   $269,677,239       99.64%  $711,549.44         357        719      6.468%     72.27%     37.47%
480                              2        985,700        0.36    492,850.00         478        740      6.316      80.00      42.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 360
Maximum: 480
Weighted Average: 360

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 2 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 1
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Remaining                       of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Term                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
(month)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                      379   $269,677,239       99.64%  $711,549.44         357        719      6.468%     72.27%     37.47%
361 >=                           2        985,700        0.36    492,850.00         478        740      6.316      80.00      42.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 351
Maximum: 479
Weighted Average: 358

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Gross                     Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Margin (%)                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
<= 2.500                       367   $263,238,142       97.26%  $717,270.14         358        719      6.459%     72.11%     37.41%
2.501 - 3.000                   12      6,150,997        2.27    512,583.11         357        696      6.669      79.09      39.17
3.001 - 3.500                    2      1,273,800        0.47    636,900.00         356        731      7.232      77.36      47.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.250%
Maximum: 3.250%
Non-Zero Weighted Average: 2.267%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Minimum                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Mortgage                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                  376   $267,935,139       98.99%  $712,593.45         358        719      6.463%     72.26%     37.50%
3.001 - 4.000                    2      1,273,800        0.47    636,900.00         356        731      7.232      77.36      47.05
5.001 - 6.000                    1        495,000        0.18    495,000.00         356        779      5.875      68.85      28.96
6.001 - 7.000                    1        424,000        0.16    424,000.00         357        718      6.500      80.00      13.13
7.001 - 8.000                    1        535,000        0.20    535,000.00         358        796      7.125      78.68      40.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.250%
Maximum: 7.125%
Non-Zero Weighted Average: 2.287%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Maximum                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Mortgage                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                    1       $488,472        0.18%  $488,472.03         357        685      4.500%     80.00%     47.31%
9.501 - 10.000                   4      2,107,490        0.78    526,872.50         358        718      4.857      80.00      46.47
10.001 - 10.500                 14      8,888,741        3.28    634,910.10         358        710      5.394      68.39      39.06
10.501 - 11.000                 81     54,651,442       20.19    674,709.16         358        737      5.878      70.56      38.63
11.001 - 11.500                124     85,455,764       31.57    689,159.39         359        723      6.332      71.16      36.91
11.501 - 12.000                 82     64,776,176       23.93    789,953.37         357        709      6.760      75.17      36.92
12.001 - 12.500                 47     33,795,543       12.49    719,054.11         357        709      6.966      71.57      39.53
12.501 - 13.000                 20     16,266,757        6.01    813,337.85         355        718      7.412      73.43      32.40
13.001 - 13.500                  7      3,804,553        1.41    543,507.58         357        681      7.974      78.53      38.70
14.001 - 14.500                  1        428,000        0.16    428,000.00         357        692      8.250      80.00      44.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 9.500%
Maximum: 14.250%
Non-Zero Weighted Average: 11.552%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 3 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 1
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Initial Cap (%)              Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000%                         344   $247,710,023       91.52%  $720,087.28         358        719      6.468%     72.43%     37.22%
6.000%                          37     22,952,916        8.48    620,349.08         357        718      6.460      70.88      40.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 5.000%
Maximum: 6.000%
Non-Zero Weighted Average: 5.085%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Periodic                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Cap (%)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
1.000%                           6     $3,279,037        1.21%  $546,506.09         355        683      7.072%     74.99%     41.88%
2.000%                         375    267,383,903       98.79    713,023.74         358        719      6.460      72.26      37.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 1.000%
Maximum: 2.000%
Non-Zero Weighted Average: 1.988%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
Next                        Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Rate                            of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Adjustment                Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Date                         Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2011-09                          2     $1,293,929        0.48%   $646,964.60        351        701      7.482%     78.46%      0.00%
2011-10                          5     13,197,529        4.88   2,639,505.84        352        742      7.023      66.04      30.66
2011-11                          2      5,625,000        2.08   2,812,500.00        353        686      7.150      64.67      31.47
2011-12                          3      1,664,331        0.61     554,777.08        354        719      6.705      79.98      37.46
2012-01                          8      8,569,253        3.17   1,071,156.64        355        697      6.667      66.36      43.47
2012-02                         17     10,878,015        4.02     639,883.22        356        697      6.610      72.97      38.12
2012-03                        110     70,925,307       26.20     644,775.52        358        722      6.455      72.23      37.14
2012-04                        223    149,883,277       55.38     672,122.32        358        720      6.373      73.37      38.40
2012-05                         11      8,626,297        3.19     784,208.86        366        713      6.325      71.35      33.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%   $710,401.41        358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Weighted Average: 2012-03-06

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 4 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 1
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Geographical              Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Distribution                 Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Arizona                         11     $8,062,990        2.98%   $732,999.11        358        731      6.418%     72.77%     37.27%
Arkansas                         2      1,246,000        0.46     623,000.00        356        737      6.234      72.80      27.00
California                     266    174,067,274       64.31     654,388.25        358        720      6.408      73.09      39.07
Colorado                         3      2,665,000        0.98     888,333.33        358        718      6.193      67.46      46.14
District of Columbia             2      1,321,997        0.49     660,998.49        355        686      6.705      77.80      46.20
Florida                         27     29,732,023       10.98   1,101,186.04        356        719      6.844      72.83      30.26
Hawaii                           1        652,582        0.24     652,581.82        357        643      6.125      70.00       0.00
Illinois                         6      6,083,500        2.25   1,013,916.67        356        672      6.682      63.30      47.79
Maryland                         6      3,161,249        1.17     526,874.80        357        703      6.883      81.69      39.48
Massachusetts                    3      1,595,296        0.59     531,765.45        358        643      6.115      74.82      40.88
Michigan                         2        902,600        0.33     451,300.00        357        759      6.316      75.30      42.03
Missouri                         1        958,600        0.35     958,600.00        357        786      6.625      75.00      14.11
Nevada                          10      5,941,903        2.20     594,190.32        357        744      6.331      66.84      33.71
New Jersey                       3      4,023,492        1.49   1,341,164.00        357        688      6.806      64.69      26.42
New Mexico                       1      1,897,500        0.70   1,897,500.00        355        703      6.250      55.00      48.06
New York                         8      5,328,323        1.97     666,040.33        358        722      6.305      70.94      38.56
North Carolina                   2      1,001,420        0.37     500,710.00        358        711      6.433      78.14      26.22
Ohio                             1        504,642        0.19     504,641.51        358        811      5.750      61.82      34.75
Oregon                           1        894,000        0.33     894,000.00        357        785      6.375      77.74      28.05
Rhode Island                     1        454,978        0.17     454,978.38        357        689      7.500      80.00      35.32
South Carolina                   1        500,000        0.18     500,000.00        358        666      7.750      80.00      37.97
South Dakota                     1        668,000        0.25     668,000.00        358        667      6.125      80.00      36.76
Tennessee                        2      2,571,761        0.95   1,285,880.50        358        707      6.309      58.87      14.75
Texas                            3      4,117,158        1.52   1,372,385.84        356        673      6.632      73.05      42.52
Utah                             3      2,564,703        0.95     854,900.94        357        777      5.934      54.78      41.68
Virginia                         6      4,263,350        1.58     710,558.33        372        695      6.674      74.13      38.43
Washington                       6      3,775,943        1.40     629,323.86        358        748      6.204      76.96      29.88
Wisconsin                        1      1,260,000        0.47   1,260,000.00        358        791      6.500      70.00      29.82
Wyoming                          1        446,655        0.17     446,655.33        357        807      6.000      80.00      27.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%   $710,401.41        358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Number of States Represented: 29

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Occupancy                    Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                        319   $222,251,447       82.11%   $696,713.00        358        715      6.395%     72.92%     38.27%
Investment                      44     28,263,048       10.44     642,341.99        357        737      6.714      69.87      35.82
Second Home                     18     20,148,444        7.44   1,119,357.99        355        734      6.921      68.89      31.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%   $710,401.41        358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Property                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Types                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        235   $173,089,026       63.95%   $736,549.05        357        722      6.495%     70.82%     37.85%
Planned Unit Development        75     50,577,679       18.69     674,369.06        357        713      6.320      75.00      37.93
Condo                           60     38,331,156       14.16     638,852.60        359        715      6.467      74.82      34.53
2-4 Family                      10      7,542,167        2.79     754,216.74        358        716      6.847      74.98      39.37
Co-op                            1      1,122,911        0.41   1,122,910.51        358        697      6.375      75.00      53.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%   $710,401.41        358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 5 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 1
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Loan                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Purpose                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                       175   $121,455,485       44.87%  $694,031.34         358        724      6.553%     76.40%     36.63%
Refinance - Cashout            106     79,688,651       29.44    751,779.73         358        716      6.422      68.05      37.87
Refinance - Rate Term          100     69,518,803       25.68    695,188.03         357        714      6.369      70.00      38.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Documentation             Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Level                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Reduced Documentation          292   $213,348,144       78.82%  $730,644.33         358        721      6.477%     72.20%     37.18%
No Ratio                        28     19,158,920        7.08    684,247.15         357        738      6.352      70.54       0.00
Full Documentation              25     17,106,850        6.32    684,274.00         356        684      6.520      75.11      39.94
Stated Income/Stated
Assets                          14      9,390,483        3.47    670,748.78         358        719      6.532      69.78      38.82
Preferred Documentation         10      5,778,462        2.13    577,846.22         358        743      6.152      73.65      34.74
Alternative
Documentation                    7      4,088,267        1.51    584,038.14         358        656      6.427      80.71      44.14
No Income/No Assets              3      1,286,481        0.48    428,826.93         356        754      6.575      58.69       0.00
No Ratio/Stated Assets           1        262,332        0.10    262,332.00         354        620      7.750      80.00       0.00
No Documentation                 1        243,000        0.09    243,000.00         355        692      6.750      90.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
Original                    Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Prepayment                      of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Penalty                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Term (months)                Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
None                           197   $137,154,571       50.67%  $696,216.10         358        721      6.425%     71.78%     38.65%
6                                1        459,000        0.17    459,000.00         357        681      6.875      70.62      42.82
12                             100     74,793,347       27.63    747,933.47         357        719      6.529      71.82      36.25
36                              53     34,505,648       12.75    651,049.97         358        715      6.588      74.00      35.43
60                              30     23,750,373        8.77    791,679.10         357        712      6.338      74.36      37.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 27

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Lien                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Position                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                       381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 6 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 1
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
FICO                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Score                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
N/A                              4     $2,002,415        0.74%  $500,603.79         357        N/A      6.575%     65.96%     25.85%
601 - 620                        5      3,207,672        1.19    641,534.40         357        613      6.593      62.43      38.71
621 - 640                       17     11,923,555        4.41    701,385.58         357        633      6.685      69.61      45.65
641 - 660                       26     21,293,726        7.87    818,989.45         357        653      6.586      73.09      36.11
661 - 680                       47     32,913,389       12.16    700,284.88         357        672      6.663      73.27      39.09
681 - 700                       47     30,287,669       11.19    644,418.50         357        691      6.577      75.82      40.32
701 - 720                       55     35,019,762       12.94    636,722.94         357        710      6.326      73.76      37.38
721 - 740                       58     40,162,937       14.84    692,464.42         359        729      6.369      74.72      38.03
741 - 760                       39     30,050,458       11.10    770,524.55         359        750      6.374      70.78      37.79
761 - 780                       35     29,404,732       10.86    840,135.21         357        773      6.546      69.49      31.26
781 - 800                       36     27,324,257       10.10    759,007.13         357        790      6.303      69.38      37.49
801 >=                          12      7,072,367        2.61    589,363.96         358        806      6.236      69.49      32.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 608
Maximum: 816
Weighted Average: 719

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Delinquency Days             Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0 - 29                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Years of                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Origination                  Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2006                            24    $35,115,519       12.97%  $1,463,146.65       354        710      6.908%     68.00%     35.83%
2007                           357    235,547,420       87.03      659,796.69       358        720      6.402      72.94      37.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%    $710,401.41       358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Interest                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Only                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Period                       Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0                               33    $28,457,040       10.51%  $862,334.53         356        725      6.646%     69.67%     33.72%
60                              56     31,384,686       11.60    560,440.82         359        733      6.275      74.80      35.39
120                            292    210,821,213       77.89    721,990.46         358        716      6.472      72.28      38.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 7 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 1
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Range of                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Debt to                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Income Ratios (%)            Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
<= 0.00                         37    $24,871,365        9.19%   $672,199.06        357        737      6.370%     71.52%      0.00%
0.01 - 20.00                    15     15,744,607        5.82   1,049,640.44        356        758      6.842      67.15      14.97
20.01 - 25.00                   14     15,507,940        5.73   1,107,710.01        357        711      6.720      69.34      22.58
25.01 - 30.00                   21     15,457,457        5.71     736,069.38        358        742      6.514      71.51      27.40
30.01 - 35.00                   43     32,039,998       11.84     745,116.23        357        717      6.408      70.75      32.54
35.01 - 40.00                   85     55,764,878       20.60     656,057.39        358        712      6.417      72.71      37.71
40.01 - 45.00                   94     62,141,183       22.96     661,076.42        359        715      6.549      74.07      42.49
45.01 - 50.00                   51     33,399,057       12.34     654,883.46        357        704      6.190      75.13      47.54
50.01 - 55.00                   19     13,016,469        4.81     685,077.33        358        725      6.347      72.77      52.25
55.01 >=                         2      2,719,985        1.00   1,359,992.54        356        658      7.309      62.75      56.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%   $710,401.41        358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
PMI Level                    Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0                              375   $267,991,405       99.01%  $714,643.75         358        719      6.464%     72.14%     37.47%
12                               1        458,000        0.17    458,000.00         358        628      5.875      83.27      49.26
25                               5      2,213,534        0.82    442,706.84         357        697      7.046      89.21      38.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Mortgage                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Insurance                 Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Provider                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
PMI                              2       $701,000        0.26%  $350,500.00         357        650      6.178%     85.60%     49.26%
Republic                         3      1,495,534        0.55    498,511.40         357        679      7.148      89.98      41.03
United Guaranty
Insurance                        1        475,000        0.18    475,000.00         357        758      6.875      86.36      34.26
None                           375    267,991,405       99.01    714,643.75         358        719      6.464      72.14      37.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Originator                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Countrywide                    376   $269,112,851       99.43%  $715,725.67         358        719      6.465%     72.24%     37.50%
Wells Fargo                      5      1,550,088        0.57    310,017.63         354        686      6.874      81.57      36.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%  $710,401.41         358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 8 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 1
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Original                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
LTV Ratio (%)                Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0.00% - 50.00%                  15    $13,447,008        4.97%   $896,467.18        358        742      6.116%     40.95%     36.81%
50.01% - 54.99%                  7      6,526,998        2.41     932,428.31        357        754      6.132      51.77      24.49
55.00% - 59.99%                 10     11,752,090        4.34   1,175,209.00        355        702      6.542      57.23      40.33
60.00% - 64.99%                 20     22,467,111        8.30   1,123,355.57        356        704      6.490      62.88      36.15
65.00% - 69.99%                 34     24,574,774        9.08     722,787.48        358        716      6.221      67.40      37.97
70.00% - 74.99%                 32     32,354,050       11.95   1,011,064.06        356        728      6.602      71.03      31.62
75.00% - 79.99%                 68     48,076,004       17.76     707,000.07        358        715      6.586      76.99      37.40
80%                            189    108,793,369       40.20     575,626.29        358        720      6.472      80.00      39.98
80.01% - 84.99%                  1        458,000        0.17     458,000.00        358        628      5.875      83.27      49.26
85.00% - 89.99%                  2        775,481        0.29     387,740.40        355        741      7.408      87.73      34.26
90.00% - 94.99%                  3      1,438,053        0.53     479,351.14        357        674      6.851      90.00      41.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%   $710,401.41        358        719      6.467%     72.30%     37.49%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 19.17%
Maximum: 90.00%
Weighted Average: 72.30%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
Combined Original                       Aggregate   Aggregate          Average    Weighted              Weighted    Weighted
LTV Ratio                   Number        Cut-off     Cut-off          Cut-off     Average   Non-Zero    Average     Average
Including                       of           Date        Date             Date   Remaining   Weighted      Gross    Combined
Simultaneous              Mortgage      Principal   Principal        Principal        Term    Average   Interest    Original
Seconds(%)                   Loans        Balance     Balance          Balance    (months)       FICO       Rate         LTV
-----------------------------------------------------------------------------------------------------------------------------
0.00% - 50.00%                  15    $13,447,008        4.97%     $896,467.18         358        742      6.116%      40.95%
50.01% - 54.99%                  7      6,526,998        2.41       932,428.31         357        754      6.132       51.77
55.00% - 59.99%                  8      7,654,590        2.83       956,823.75         355        719      6.339       57.37
60.00% - 64.99%                 20     23,495,937        8.68     1,174,796.84         356        704      6.479       62.32
65.00% - 69.99%                 30     22,386,928        8.27       746,230.94         358        720      6.180       67.25
70.00% - 74.99%                 28     26,474,552        9.78       945,519.71         357        732      6.611       70.41
75.00% - 79.99%                 49     36,691,298       13.56       748,802.00         357        716      6.568       76.47
80%                             68     47,501,725       17.55       698,554.78         359        717      6.571       77.99
80.01% - 84.99%                  5      2,721,886        1.01       544,377.25         358        744      5.909       80.55
85.00% - 89.99%                 16      8,288,940        3.06       518,058.75         357        701      6.240       80.20
90.00% - 94.99%                 36     20,163,893        7.45       560,108.15         357        716      6.465       79.98
95.00% - 99.99%                 31     18,616,696        6.88       600,538.58         357        719      6.503       79.45
100%                            68     36,692,487       13.56       539,595.40         359        714      6.588       79.60
-----------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%     $710,401.41         358        719      6.467%      72.30%
-----------------------------------------------------------------------------------------------------------------------------


                          Weighted
Combined Original          Average
LTV Ratio                 Combined    Non-Zero
Including                 Original    Weighted
Simultaneous                   LTV     Average
Seconds(%)                 With SS         DTI
-----------------------------------------------
0.00% - 50.00%               41.55%      36.81%
50.01% - 54.99%              51.77       24.49
55.00% - 59.99%              57.37       33.85
60.00% - 64.99%              62.90       37.16
65.00% - 69.99%              67.33       37.45
70.00% - 74.99%              71.15       30.79
75.00% - 79.99%              76.78       36.34
80%                          80.00       39.07
80.01% - 84.99%              84.15       44.98
85.00% - 89.99%              87.78       42.94
90.00% - 94.99%              90.40       36.69
95.00% - 99.99%              96.72       40.58
100%                        100.00       42.49
-----------------------------------------------
Total:                       77.85%      37.49%
-----------------------------------------------


Minimum: 20.40%
Maximum: 100.00%
Weighted Average: 77.85%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate          Average    Weighted              Weighted    Weighted
Simultaneous                Number        Cut-off     Cut-off          Cut-off     Average   Non-Zero    Average     Average
Seconds                         of           Date        Date             Date   Remaining   Weighted      Gross    Combined
At                        Mortgage      Principal   Principal        Principal        Term    Average   Interest    Original
Origination(%)               Loans        Balance     Balance          Balance    (months)       FICO       Rate         LTV
-----------------------------------------------------------------------------------------------------------------------------
Simultaneous Second            165   $100,175,667       37.01%     $607,125.25         358        714      6.490%      76.91%
No Simultaneous Second         216    170,487,272       62.99       789,292.93         357        722      6.454       69.59
-----------------------------------------------------------------------------------------------------------------------------
Total:                         381   $270,662,939      100.00%     $710,401.41         358        719      6.467%      72.30%
-----------------------------------------------------------------------------------------------------------------------------


                          Weighted
                           Average
Simultaneous              Combined    Non-Zero
Seconds                   Original    Weighted
At                             LTV     Average
Origination(%)             With SS         DTI
-----------------------------------------------
Simultaneous Second          91.91%      40.86%
No Simultaneous Second       69.59       35.54
-----------------------------------------------
Total:                       77.85%      37.49%
-----------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 9 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 2
================================================================================

Summary Statistics
------------------
As-of / Cut-off Date: 2007-06-01
Number of Mortgage Loans: 189
Aggregate Principal Balance ($): 129,904,297
Weighted Average Current Mortgage Rate (%): 6.408
Weighted Average Stated Original Term (months): 361
Weighted Average Stated Remaining Term (months): 358
Weighted Average Age (Months): 3
Weighted Average Margin: 2.261
Weighted Average Maximum Rate: 11.426
Weighted Average Months to Roll: 81
Weighted Average Original LTV (%): 72.24
Weighted Average Combined Original LTV Incl
Simultaneous Seconds at Origination (%): 76.12
Non-Zero Weighted Average FICO Score: 715
% Loans with Simultaneous Seconds: 26.88
% First Liens: 100.00
% Owner Occupied: 82.66
% Purchase: 37.31
% Full Documentation: 10.81
% IO Loans: 90.87
Top 5 States: CA(58.22%),WA(4.31%),FL(4.19%),AZ(3.62%),NJ(3.59%)

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Initial                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Rate                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Adjustment                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
84                             189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Product                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Type                         Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 7 Year/6 Month -
IO 10 Yr                         4     $2,326,439        1.79%  $581,609.78         357        667      6.667%     70.93%     38.43%
ARM - 7 Year/1 Year             15     11,861,124        9.13    790,741.57         362        697      6.332      72.30      31.40
ARM - 7 Year/1 Year -
IO 10 Yr                       149    102,839,933       79.17    690,200.89         358        717      6.410      71.95      38.41
ARM - 7 Year/1 Year -
IO 7 Yr                         21     12,876,801        9.91    613,181.00         357        728      6.416      74.66      37.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Gross                           of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Interest                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                 29    $20,236,080       15.58%  $697,795.85         361        730      5.735%     72.39%     38.98%
6.000% - 6.999%                137     95,216,972       73.30    695,014.39         358        713      6.409      72.02      37.53
7.000% - 7.999%                 23     14,451,245       11.12    628,314.99         358        712      7.344      73.44      37.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 5.000%
Maximum: 7.875%
Weighted Average: 6.408%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 1 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 2
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Cut-off                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Date Principal            Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Balance ($)                  Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000              1       $107,951        0.08%   $107,951.46        355        712      6.500%     80.00%     48.60%
$125,001 - $150,000              1        126,334        0.10     126,334.16        355        726      6.250      80.00      33.05
$150,001 - $175,000              1        152,999        0.12     152,999.42        356        682      7.000      90.00       0.00
$350,001 - $375,000              1        356,731        0.27     356,731.44        356        693      6.625      87.01       0.00
$400,001 - $425,000              3      1,259,992        0.97     419,997.33        358        709      6.250      76.57      40.18
$425,001 - $450,000             23     10,179,927        7.84     442,605.54        363        687      6.205      73.74      37.03
$450,001 - $475,000             20      9,271,813        7.14     463,590.66        357        705      6.353      73.57      36.01
$475,001 - $500,000             18      8,839,928        6.80     491,107.09        364        707      6.568      74.91      41.12
$500,001 - $750,000             74     43,789,311       33.71     591,747.44        358        716      6.461      73.27      40.77
$750,001 - $1,000,000           27     24,125,032       18.57     893,519.70        358        717      6.438      69.84      39.77
$1,000,001 - $1,500,000         13     16,257,443       12.51   1,250,572.55        357        738      6.240      72.89      31.64
$1,500,001 - $2,000,000          2      3,609,310        2.78   1,804,654.77        358        734      5.932      74.57      30.45
$2,000,001 - $2,500,000          4      8,827,525        6.80   2,206,881.25        357        711      6.722      67.07      31.17
$2,500,001 >=                    1      3,000,000        2.31   3,000,000.00        357        710      6.375      63.09      37.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%   $687,324.32        358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: $107,951
Maximum: $3,000,000
Average: $687,324

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Principal                       of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Balances                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
At Origination ($)           Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
$100,001 - $125,000              1       $107,951        0.08%   $107,951.46        355        712      6.500%     80.00%     48.60%
$125,001 - $150,000              1        126,334        0.10     126,334.16        355        726      6.250      80.00      33.05
$150,001 - $175,000              1        152,999        0.12     152,999.42        356        682      7.000      90.00       0.00
$350,001 - $375,000              1        356,731        0.27     356,731.44        356        693      6.625      87.01       0.00
$400,001 - $425,000              3      1,259,992        0.97     419,997.33        358        709      6.250      76.57      40.18
$425,001 - $450,000             22      9,729,927        7.49     442,269.43        364        687      6.180      73.91      37.10
$450,001 - $475,000             21      9,721,813        7.48     462,943.48        357        705      6.372      73.40      35.98
$475,001 - $500,000             18      8,839,928        6.80     491,107.09        364        707      6.568      74.91      41.12
$500,001 - $750,000             74     43,789,311       33.71     591,747.44        358        716      6.461      73.27      40.77
$750,001 - $1,000,000           27     24,125,032       18.57     893,519.70        358        717      6.438      69.84      39.77
$1,000,001 - $1,500,000         13     16,257,443       12.51   1,250,572.55        357        738      6.240      72.89      31.64
$1,500,001 - $2,000,000          2      3,609,310        2.78   1,804,654.77        358        734      5.932      74.57      30.45
$2,000,001 - $2,500,000          4      8,827,525        6.80   2,206,881.25        357        711      6.722      67.07      31.17
$2,500,001 >=                    1      3,000,000        2.31   3,000,000.00        357        710      6.375      63.09      37.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%   $687,324.32        358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: $108,000
Maximum: $3,000,000
Average: $687,840

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Original                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Term                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
(month)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
360                            187   $128,958,272       99.27%  $689,616.43         357        716      6.412%     72.25%     37.79%
480                              2        946,024        0.73    473,012.16         478        666      5.972      70.75      33.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 360
Maximum: 480
Weighted Average: 361

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 2 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 2
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Remaining                       of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Term                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
(month)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                      187   $128,958,272       99.27%  $689,616.43         357        716      6.412%     72.25%     37.79%
361 >=                           2        946,024        0.73    473,012.16         478        666      5.972      70.75      33.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 352
Maximum: 479
Weighted Average: 358

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Gross                     Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Margin (%)                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
<= 2.500                       185   $126,723,096       97.55%  $684,989.71         358        717      6.402%     72.22%     37.76%
2.501 - 3.000                    4      3,181,201        2.45    795,300.18         356        654      6.651      72.69      37.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.060%
Maximum: 2.750%
Non-Zero Weighted Average: 2.261%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Minimum                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Mortgage                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                  188   $129,374,297       99.59%  $688,161.15         358        716      6.405%     72.25%     37.74%
7.001 - 8.000                    1        530,000        0.41    530,000.00         356        622      7.125      67.52      42.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.060%
Maximum: 7.125%
Non-Zero Weighted Average: 2.279%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Maximum                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Mortgage                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                   1       $656,000        0.50%  $656,000.00         359        736      5.000%     80.00%     46.01%
10.001 - 10.500                  4      2,026,079        1.56    506,519.64         388        708      5.463      74.69      37.10
10.501 - 11.000                 36     26,117,959       20.11    725,498.86         358        731      5.862      73.58      37.89
11.001 - 11.500                 87     59,355,434       45.69    682,246.37         358        715      6.329      70.48      37.12
11.501 - 12.000                 43     29,490,063       22.70    685,815.43         357        707      6.769      74.65      38.63
12.001 - 12.500                 11      7,087,339        5.46    644,303.55         358        685      7.081      71.79      39.18
12.501 - 13.000                  6      4,683,423        3.61    780,570.48         357        732      7.671      69.47      36.63
13.001 - 13.500                  1        488,000        0.38    488,000.00         353        642      7.500      80.00      41.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 10.000%
Maximum: 13.500%
Non-Zero Weighted Average: 11.426%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 3 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 2
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Initial Cap (%)              Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000%                         185   $127,577,858       98.21%  $689,610.04         358        716      6.404%     72.26%     37.75%
6.000%                           4      2,326,439        1.79    581,609.78         357        667      6.667      70.93      38.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 5.000%
Maximum: 6.000%
Non-Zero Weighted Average: 5.018%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Periodic                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Cap (%)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2.000%                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.000%
Maximum: 2.000%
Non-Zero Weighted Average: 2.000%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
Next                        Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Rate                            of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Adjustment                Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Date                         Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2013-10                          1       $557,000        0.43%  $557,000.00         352        781      6.625%     32.96%      0.00%
2013-11                          2      1,891,755        1.46    945,877.63         353        672      6.758      79.36      33.15
2014-01                          6      2,835,243        2.18    472,540.57         355        674      6.368      72.67      42.44
2014-02                         15     12,770,953        9.83    851,396.89         356        700      6.701      71.99      34.13
2014-03                         59     41,596,877       32.02    705,031.81         357        713      6.374      72.04      37.81
2014-04                         79     50,935,879       39.21    644,757.96         359        716      6.367      72.70      37.84
2014-05                         27     19,316,589       14.87    715,429.22         362        734      6.363      71.97      39.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Weighted Average: 2014-03-16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 4 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 2
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Geographical              Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Distribution                 Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Arizona                          7     $4,701,121        3.62%   $671,588.66        358        748      6.334%     74.85%     37.45%
California                     112     75,627,882       58.22     675,248.95        358        713      6.399      74.13      39.69
Colorado                         2      1,115,199        0.86     557,599.70        357        720      6.444      80.00      39.72
Connecticut                      2      1,006,600        0.77     503,300.00        355        709      6.458      53.97      54.38
Delaware                         1        700,000        0.54     700,000.00        359        733      6.500      70.00      37.98
Florida                          8      5,445,438        4.19     680,679.80        369        707      6.289      76.27      34.61
Georgia                          3      1,699,334        1.31     566,444.63        357        752      6.250      58.47      38.46
Hawaii                           1        832,000        0.64     832,000.00        357        788      6.500      45.22      52.26
Illinois                         6      3,737,431        2.88     622,905.15        358        717      6.459      72.97      21.51
Indiana                          1        431,056        0.33     431,056.09        358        697      6.375      80.00      22.85
Maryland                         4      1,759,577        1.35     439,894.30        357        727      6.388      72.05      43.03
Massachusetts                    4      3,306,858        2.55     826,714.47        358        713      6.281      60.36      32.24
Mississippi                      1        107,951        0.08     107,951.46        355        712      6.500      80.00      48.60
Nevada                           2      2,092,874        1.61   1,046,436.77        357        689      6.132      80.00      16.45
New Hampshire                    2      1,914,578        1.47     957,289.04        357        748      6.409      60.17      22.04
New Jersey                       8      4,657,919        3.59     582,239.87        357        709      6.371      69.85      42.12
New York                         3      2,211,997        1.70     737,332.44        357        735      6.585      72.17      30.53
North Carolina                   3      3,303,662        2.54   1,101,220.61        357        705      6.533      61.64      33.56
Ohio                             1      2,092,525        1.61   2,092,524.98        356        663      6.625      70.00      38.94
Oregon                           3      1,615,585        1.24     538,528.17        391        685      6.721      76.70      40.56
Tennessee                        1      1,050,000        0.81   1,050,000.00        356        650      7.875      70.00      34.48
Texas                            1      1,158,483        0.89   1,158,483.23        357        741      5.875      79.90      41.86
Virginia                         2      1,368,439        1.05     684,219.55        358        687      6.651      76.99      45.81
Washington                       7      5,597,787        4.31     799,683.87        357        730      6.471      70.11      36.06
Wisconsin                        1        475,000        0.37     475,000.00        358        777      6.375      72.19      26.55
Wyoming                          3      1,895,000        1.46     631,666.67        358        735      6.095      51.93      25.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%   $687,324.32        358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Number of States Represented: 26

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Occupancy                    Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                        154   $107,381,058       82.66%  $697,279.60         358        713      6.378%     72.50%     38.08%
Investment                      26     15,575,704       11.99    599,065.55         358        727      6.608      68.86      36.77
Second Home                      9      6,947,534        5.35    771,948.24         358        721      6.430      75.75      35.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Property                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Types                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        118    $77,962,830       60.02%  $660,701.95         358        711      6.464%     70.98%     37.28%
Planned Unit Development        41     32,727,672       25.19    798,235.89         359        716      6.243      73.89      37.02
Condo                           26     16,405,436       12.63    630,978.30         358        737      6.391      74.42      40.78
2-4 Family                       4      2,808,359        2.16    702,089.78         358        696      6.880      75.10      40.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 5 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 2
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Loan                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Purpose                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout             70    $48,483,092       37.32%  $692,615.60         359        714      6.381%     68.85%     39.01%
Purchase                        74     48,466,074       37.31    654,946.95         358        717      6.404      76.71      38.06
Refinance - Rate Term           45     32,955,131       25.37    732,336.24         359        715      6.455      70.63      35.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Documentation             Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Level                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Reduced Documentation          139    $96,615,826       74.37%  $695,077.89         359        718      6.429%     72.21%     38.22%
Full Documentation              19     14,036,451       10.81    738,760.60         357        691      6.286      69.46      32.39
No Ratio                         9      6,096,413        4.69    677,379.20         358        709      6.650      80.41       0.00
Preferred Documentation          7      5,132,468        3.95    733,209.75         358        760      6.163      75.39      41.47
Alternative
Documentation                    8      4,612,959        3.55    576,619.89         357        665      6.233      70.71      39.40
No Income/No Assets              5      2,810,229        2.16    562,045.85         357        741      6.627      63.65       0.00
Stated Income/Stated
Assets                           1        446,950        0.34    446,950.00         358        708      5.625      80.00      49.98
No Documentation                 1        152,999        0.12    152,999.42         356        682      7.000      90.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
Original                    Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Prepayment                      of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Penalty                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Term (months)                Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
None                           134    $89,609,828       68.98%   $668,730.06        359        717      6.441%     71.55%     37.04%
12                              43     28,830,610       22.19     670,479.30        358        704      6.296      74.31      41.14
36                               4      4,445,483        3.42   1,111,370.81        356        711      6.427      60.74      35.17
60                               8      7,018,375        5.40     877,296.90        358        737      6.436      79.72      35.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%   $687,324.32        358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 23

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Lien                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Position                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                       189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 6 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 2
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
FICO                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Score                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
N/A                              1       $450,000        0.35%  $450,000.00         357        N/A      6.750%     70.00%     35.51%
601 - 620                        3      2,142,811        1.65    714,270.31         356        617      6.405      74.40      47.23
621 - 640                        9      4,879,171        3.76    542,130.13         357        633      6.441      62.86      39.50
641 - 660                       18     11,294,097        8.69    627,449.85         362        650      6.689      70.14      38.22
661 - 680                       18     12,354,303        9.51    686,350.17         357        671      6.404      73.54      40.20
681 - 700                       36     22,949,744       17.67    637,492.89         360        691      6.337      73.25      35.51
701 - 720                       26     19,357,891       14.90    744,534.27         358        711      6.547      75.97      37.32
721 - 740                       23     13,660,004       10.52    593,913.20         358        729      6.382      73.85      40.54
741 - 760                       21     16,781,844       12.92    799,135.41         357        752      6.252      70.98      36.00
761 - 780                       17     13,976,432       10.76    822,143.05         358        770      6.326      71.90      36.44
781 - 800                       13      9,928,934        7.64    763,764.13         358        791      6.369      65.99      37.48
801 >=                           4      2,129,066        1.64    532,266.60         358        810      6.441      81.49      45.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 611
Maximum: 817
Weighted Average: 715

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Delinquency Days             Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0 - 29                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Years of                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Origination                  Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2004                             1       $883,814        0.68%  $883,813.89         356        653      6.625%     84.98%      0.00%
2005                             1        475,566        0.37    475,566.41         357        817      6.375      89.05      44.53
2006                            11      6,799,213        5.23    618,110.31         355        695      6.427      73.26      39.34
2007                           176    121,745,703       93.72    691,736.95         359        716      6.406      72.02      37.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Interest                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Only                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Period                       Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0                               15    $11,861,124        9.13%  $790,741.57         362        697      6.332%     72.30%     31.40%
84                              21     12,876,801        9.91    613,181.00         357        728      6.416      74.66      37.94
120                            153    105,166,372       80.96    687,361.91         358        716      6.416      71.93      38.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 7 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 2
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Range of                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Debt to                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Income Ratios (%)            Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
<= 0.00                         17    $10,838,577        8.34%  $637,563.37         357        710      6.617%     75.03%      0.00%
0.01 - 20.00                     6      4,915,058        3.78    819,176.26         357        727      6.280      70.08      14.08
20.01 - 25.00                    6      5,298,679        4.08    883,113.15         357        735      6.491      72.24      22.95
25.01 - 30.00                   17     13,884,821       10.69    816,754.15         362        728      6.389      65.96      27.92
30.01 - 35.00                   21     16,529,163       12.72    787,102.99         357        710      6.506      71.30      32.83
35.01 - 40.00                   37     25,445,049       19.59    687,704.03         357        710      6.320      72.70      37.90
40.01 - 45.00                   45     28,716,158       22.11    638,136.85         359        713      6.425      73.19      42.38
45.01 - 50.00                   28     16,414,437       12.64    586,229.91         358        706      6.291      74.45      47.68
50.01 - 55.00                   12      7,862,355        6.05    655,196.23         358        733      6.446      73.18      52.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
PMI Level                    Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0                              183   $127,074,279       97.82%  $694,394.97         358        716      6.404%     71.89%     37.79%
12                               1        883,814        0.68    883,813.89         356        653      6.625      84.98       0.00
25                               5      1,946,204        1.50    389,240.71         357        716      6.572      89.11      34.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Mortgage                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Insurance                 Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Provider                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
PMI                              3     $1,393,545        1.07%  $464,514.92         356        666      6.666%     86.05%      0.00%
Republic                         1        510,182        0.39    510,182.00         357        715      6.875      90.00       0.00
None                           183    127,074,279       97.82    694,394.97         358        716      6.404      71.89      37.79
Triad                            2        926,291        0.71    463,145.34         357        730      6.314      89.28      34.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Originator                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Countrywide                    185   $129,029,012       99.33%  $697,454.12         358        715      6.404%     72.17%     37.74%
Wells Fargo                      4        875,285        0.67    218,821.26         354        670      7.109      81.75      41.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%  $687,324.32         358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 8 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 2
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Original                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
LTV Ratio (%)                Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0.00% - 50.00%                  12     $7,724,160        5.95%   $643,679.98        357        737      6.520%     40.68%     36.65%
50.01% - 54.99%                  1        430,000        0.33     430,000.00        358        704      6.125      51.81      31.21
55.00% - 59.99%                  7      5,648,125        4.35     806,874.95        357        690      6.335      56.28      33.99
60.00% - 64.99%                 12     13,419,195       10.33   1,118,266.23        357        716      6.406      62.25      35.38
65.00% - 69.99%                 11      9,360,034        7.21     850,912.17        357        722      6.237      67.20      32.63
70.00% - 74.99%                 23     17,487,494       13.46     760,325.81        364        703      6.468      70.62      38.02
75.00% - 79.99%                 33     21,135,839       16.27     640,479.96        357        713      6.433      77.20      42.26
80%                             84     51,869,434       39.93     617,493.26        358        719      6.394      80.00      38.18
80.01% - 84.99%                  1        883,814        0.68     883,813.89        356        653      6.625      84.98       0.00
85.00% - 89.99%                  3      1,283,022        0.99     427,674.04        357        720      6.401      88.65      34.43
90.00% - 94.99%                  2        663,181        0.51     331,590.71        357        707      6.904      90.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%   $687,324.32        358        715      6.408%     72.24%     37.76%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 14.71%
Maximum: 90.00%
Weighted Average: 72.24%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
Combined Original                       Aggregate   Aggregate          Average    Weighted              Weighted    Weighted
LTV Ratio                   Number        Cut-off     Cut-off          Cut-off     Average   Non-Zero    Average     Average
Including                       of           Date        Date             Date   Remaining   Weighted      Gross    Combined
Simultaneous              Mortgage      Principal   Principal        Principal        Term    Average   Interest    Original
Seconds(%)                   Loans        Balance     Balance          Balance    (months)       FICO       Rate         LTV
-----------------------------------------------------------------------------------------------------------------------------
0.00% - 50.00%                  12     $7,724,160        5.95%     $643,679.98         357        737      6.520%      40.68%
50.01% - 54.99%                  1        430,000        0.33       430,000.00         358        704      6.125       51.81
55.00% - 59.99%                  7      5,648,125        4.35       806,874.95         357        690      6.335       56.28
60.00% - 64.99%                 11     12,574,195        9.68     1,143,108.61         357        719      6.416       62.38
65.00% - 69.99%                 10      9,172,380        7.06       917,237.97         357        724      6.257       66.61
70.00% - 74.99%                 20     14,780,694       11.38       739,034.68         365        703      6.292       70.41
75.00% - 79.99%                 23     14,931,188       11.49       649,182.08         357        712      6.450       77.18
80%                             47     32,435,263       24.97       690,111.99         358        723      6.415       79.23
80.01% - 84.99%                  2      1,088,000        0.84       544,000.00         358        690      6.553       80.00
85.00% - 89.99%                 12      6,933,963        5.34       577,830.24         357        713      6.182       81.67
90.00% - 94.99%                 13      6,582,312        5.07       506,331.67         357        685      6.466       80.27
95.00% - 99.99%                  7      4,059,778        3.13       579,968.26         357        718      6.468       77.25
100%                            24     13,544,241       10.43       564,343.36         358        721      6.604       79.43
-----------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%     $687,324.32         358        715      6.408%      72.24%
-----------------------------------------------------------------------------------------------------------------------------


                          Weighted
Combined Original          Average
LTV Ratio                 Combined    Non-Zero
Including                 Original    Weighted
Simultaneous                   LTV     Average
Seconds(%)                 With SS         DTI
-----------------------------------------------
0.00% - 50.00%               40.68%      36.65%
50.01% - 54.99%              51.81       31.21
55.00% - 59.99%              56.28       33.99
60.00% - 64.99%              62.48       35.15
65.00% - 69.99%              67.27       32.26
70.00% - 74.99%              70.61       38.89
75.00% - 79.99%              77.18       42.44
80%                          80.00       35.04
80.01% - 84.99%              82.65       46.55
85.00% - 89.99%              88.59       41.71
90.00% - 94.99%              90.00       42.12
95.00% - 99.99%              96.10       41.84
100%                        100.00       40.95
-----------------------------------------------
Total:                       76.12%      37.76%
-----------------------------------------------


Minimum: 14.71%
Maximum: 100.00%
Weighted Average: 76.12%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate          Average    Weighted              Weighted    Weighted
Simultaneous                Number        Cut-off     Cut-off          Cut-off     Average   Non-Zero    Average     Average
Seconds                         of           Date        Date             Date   Remaining   Weighted      Gross    Combined
At                        Mortgage      Principal   Principal        Principal        Term    Average   Interest    Original
Origination(%)               Loans        Balance     Balance          Balance    (months)       FICO       Rate         LTV
-----------------------------------------------------------------------------------------------------------------------------
Simultaneous Second             59    $34,919,026       26.88%     $591,847.89         357        705      6.502%      77.47%
No Simultaneous Second         130     94,985,271       73.12       730,655.93         359        719      6.374       70.31
-----------------------------------------------------------------------------------------------------------------------------
Total:                         189   $129,904,297      100.00%     $687,324.32         358        715      6.408%      72.24%
-----------------------------------------------------------------------------------------------------------------------------


                          Weighted
                           Average
Simultaneous              Combined    Non-Zero
Seconds                   Original    Weighted
At                             LTV     Average
Origination(%)             With SS         DTI
-----------------------------------------------
Simultaneous Second          91.94%      41.05%
No Simultaneous Second       70.31       36.51
-----------------------------------------------
Total:                       76.12%      37.76%
-----------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 9 of 9

BCAP LLC Trust 2007-AA4 - Group I
Group 3
================================================================================

Summary Statistics
------------------
As-of / Cut-off Date: 2007-06-01
Number of Mortgage Loans: 207
Aggregate Principal Balance ($): 133,970,824
Weighted Average Current Mortgage Rate (%): 6.073
Weighted Average Stated Original Term (months): 360
Weighted Average Stated Remaining Term (months): 357
Weighted Average Age (Months): 3
Weighted Average Margin: 2.252
Weighted Average Maximum Rate: 11.073
Weighted Average Months to Roll: 81
Weighted Average Original LTV (%): 73.33
Weighted Average Combined Original LTV Incl
Simultaneous Seconds at Origination (%): 77.24
Non-Zero Weighted Average FICO Score: 745
% Loans with Simultaneous Seconds: 38.16
% First Liens: 100.00
% Owner Occupied: 95.00
% Purchase: 41.48
% Full Documentation: 27.07
% IO Loans: 91.19
Top 5 States: CA(51.92%),WA(9.34%),MD(6.01%),NV(3.27%),VA(3.18%)

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Initial                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Rate                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Adjustment                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
84                             207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Product                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Type                         Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
ARM - 7 Year/1 Year             20    $11,806,344        8.81%  $590,317.20         357        754      5.963%     67.13%     30.14%
ARM - 7 Year/1 Year -
IO 10 Yr                       163    106,239,176       79.30    651,774.08         357        742      6.068      74.69      37.89
ARM - 7 Year/1 Year -
IO 7 Yr                         24     15,925,304       11.89    663,554.33         356        752      6.187      68.89      40.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Gross                           of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Interest                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                 71    $46,762,594       34.91%  $658,628.08         357        746      5.679%     73.00%     37.80%
6.000% - 6.999%                136     87,208,230       65.09    641,236.99         357        744      6.284      73.51      37.43
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 5.000%
Maximum: 6.875%
Weighted Average: 6.073%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 1 of 8

BCAP LLC Trust 2007-AA4 - Group I
Group 3
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Cut-off                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Date Principal            Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Balance ($)                  Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
$400,001 - $425,000              5     $2,113,000        1.58%   $422,600.00        358        714      6.124%     74.97%     36.20%
$425,001 - $450,000             14      6,149,361        4.59     439,240.06        356        741      6.312      77.23      35.09
$450,001 - $475,000             18      8,282,937        6.18     460,163.19        357        739      5.960      73.98      38.15
$475,001 - $500,000             21     10,262,850        7.66     488,707.14        357        747      6.022      72.36      39.74
$500,001 - $750,000            104     63,409,455       47.33     609,706.29        357        743      6.099      73.58      36.61
$750,001 - $1,000,000           38     33,056,191       24.67     869,899.75        357        743      5.990      71.88      37.55
$1,000,001 - $1,500,000          5      6,137,041        4.58   1,227,408.10        357        749      6.008      73.23      40.64
$1,500,001 - $2,000,000          1      1,999,990        1.49   1,999,990.00        357        792      5.875      69.75      36.27
$2,500,001 >=                    1      2,560,000        1.91   2,560,000.00        357        790      6.750      80.00      51.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%   $647,202.05        357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: $420,000
Maximum: $2,560,000
Average: $647,202

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Principal                       of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Balances                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
At Origination ($)           Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
$400,001 - $425,000              5     $2,113,000        1.58%   $422,600.00        358        714      6.124%     74.97%     36.20%
$425,001 - $450,000             13      5,723,361        4.27     440,258.52        356        737      6.298      77.03      34.99
$450,001 - $475,000             18      8,282,937        6.18     460,163.19        357        739      5.960      73.98      38.15
$475,001 - $500,000             21     10,262,850        7.66     488,707.14        357        747      6.022      72.36      39.74
$500,001 - $750,000            103     62,565,248       46.70     607,429.60        357        743      6.102      73.70      36.44
$750,001 - $1,000,000           40     34,326,397       25.62     858,159.92        357        744      5.994      71.80      37.83
$1,000,001 - $1,500,000          5      6,137,041        4.58   1,227,408.10        357        749      6.008      73.23      40.64
$1,500,001 - $2,000,000          1      1,999,990        1.49   1,999,990.00        357        792      5.875      69.75      36.27
$2,500,001 >=                    1      2,560,000        1.91   2,560,000.00        357        790      6.750      80.00      51.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%   $647,202.05        357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: $420,000
Maximum: $2,560,000
Average: $651,491

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Original                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Term                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
(month)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
360                            207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 360
Maximum: 360
Weighted Average: 360

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Remaining                       of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Term                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
(month)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                      207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 350
Maximum: 358
Weighted Average: 357

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 2 of 8

BCAP LLC Trust 2007-AA4 - Group I
Group 3
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Gross                     Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Margin (%)                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
<= 2.500                       206   $133,540,964       99.68%  $648,257.11         357        745      6.071%     73.30%     37.55%
2.501 - 3.000                    1        429,860        0.32    429,860.03         357        680      6.500      81.90      41.19
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.250%
Maximum: 2.750%
Non-Zero Weighted Average: 2.252%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Minimum                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Mortgage                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                  207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.250%
Maximum: 2.750%
Non-Zero Weighted Average: 2.252%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Maximum                         of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Mortgage                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Rate (%)                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                   1       $546,750        0.41%  $546,750.00         356        748      5.000%     80.00%     44.97%
10.001 - 10.500                 17     11,326,413        8.45    666,259.57         357        755      5.335      75.52      39.17
10.501 - 11.000                 74     47,769,034       35.66    645,527.49         357        745      5.855      72.38      37.51
11.001 - 11.500                102     64,744,007       48.33    634,745.17         357        740      6.278      73.01      36.96
11.501 - 12.000                 13      9,584,620        7.15    737,278.47         356        758      6.707      77.22      39.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 10.000%
Maximum: 11.875%
Non-Zero Weighted Average: 11.073%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Initial Cap (%)              Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
5.000%                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 5.000%
Maximum: 5.000%
Non-Zero Weighted Average: 5.000%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 3 of 8

BCAP LLC Trust 2007-AA4 - Group I
Group 3
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Periodic                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Cap (%)                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2.000%                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 2.000%
Maximum: 2.000%
Non-Zero Weighted Average: 2.000%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
Next                        Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Rate                            of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Adjustment                Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Date                         Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2013-08                          4     $1,934,818        1.44%  $483,704.50         350        767      6.643%     77.05%     35.52%
2013-11                          1        713,654        0.53    713,653.74         353        681      6.750      76.21      47.91
2013-12                          1        490,400        0.37    490,400.00         354        754      6.625      80.00      44.89
2014-01                          3      1,689,500        1.26    563,166.67         355        746      6.269      70.41      25.55
2014-02                         29     18,443,939       13.77    635,997.89         356        745      6.015      71.46      35.70
2014-03                        129     86,390,296       64.48    669,692.22         357        745      6.067      73.51      38.07
2014-04                         40     24,308,217       18.14    607,705.43         358        741      6.049      73.79      37.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Weighted Average: 2014-02-26

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Geographical              Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Distribution                 Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Alabama                          1       $451,027        0.34%   $451,026.60        358        703      6.000%     65.51%     53.65%
Arizona                          7      4,165,667        3.11     595,095.33        356        756      6.285      70.19      40.10
California                     109     69,559,053       51.92     638,156.45        357        740      6.012      74.08      38.74
Colorado                         3      1,707,790        1.27     569,263.49        355        745      6.213      59.04      37.25
Connecticut                      1      1,200,000        0.90   1,200,000.00        356        753      6.125      63.16      35.14
District of Columbia             1        571,399        0.43     571,399.40        357        760      6.375      79.03      41.15
Florida                          5      3,653,143        2.73     730,628.51        358        728      5.974      64.29      33.21
Hawaii                           2      1,671,400        1.25     835,700.00        357        714      6.302      80.00      49.52
Illinois                         5      2,963,637        2.21     592,727.46        357        760      6.063      74.16      30.64
Indiana                          2      1,187,000        0.89     593,500.00        357        778      6.500      77.92      37.91
Kentucky                         1        471,310        0.35     471,309.84        357        700      6.500      74.49      40.72
Maine                            1        763,000        0.57     763,000.00        356        705      6.375      58.69      47.47
Maryland                        10      8,054,093        6.01     805,409.33        357        767      6.310      77.13      39.64
Massachusetts                    4      2,649,537        1.98     662,384.33        357        747      6.176      75.01      32.55
Minnesota                        2      1,676,409        1.25     838,204.65        357        758      5.951      74.78      34.39
Missouri                         1        649,466        0.48     649,466.32        356        686      6.500      79.27      31.22
Nebraska                         1        608,630        0.45     608,629.88        358        777      5.375      70.93      34.81
Nevada                           7      4,386,152        3.27     626,593.20        357        751      6.089      73.54      37.41
New Jersey                       7      4,188,242        3.13     598,320.36        357        766      5.923      75.67      32.69
New York                         3      1,411,000        1.05     470,333.33        358        710      6.248      76.54      42.27
North Carolina                   2      1,179,474        0.88     589,737.13        356        768      6.074      64.33      18.41
Pennsylvania                     1        584,000        0.44     584,000.00        357        714      5.875      80.00      36.22
South Carolina                   1        713,654        0.53     713,653.74        353        681      6.750      76.21      47.91
Utah                             3      1,615,500        1.21     538,500.00        357        744      6.487      75.91      34.94
Virginia                         8      4,263,365        3.18     532,920.62        356        742      6.030      74.74      38.27
Washington                      17     12,509,338        9.34     735,843.44        357        755      6.036      73.08      34.20
Wisconsin                        1        520,000        0.39     520,000.00        357        783      6.375      29.71      44.91
Wyoming                          1        597,535        0.45     597,535.06        356        746      5.875      52.40      17.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%   $647,202.05        357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Number of States Represented: 28

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 4 of 8

BCAP LLC Trust 2007-AA4 - Group I
Group 3
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Occupancy                    Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Primary                        196   $127,272,751       95.00%  $649,350.77         357        744      6.058%     73.82%     37.98%
Second Home                     11      6,698,073        5.00    608,915.72         356        760      6.355      63.95      29.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Property                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Types                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        124    $82,967,619       61.93%  $669,093.70         357        743      6.061%     72.76%     37.77%
Planned Unit Development        60     37,591,332       28.06    626,522.20         357        748      6.135      73.12      36.51
Condo                           23     13,411,873       10.01    583,124.90         357        748      5.975      77.44      39.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Loan                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Purpose                      Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Purchase                        80    $55,576,805       41.48%  $694,710.06         357        752      6.029%     75.62%     37.71%
Refinance - Rate Term           75     47,353,892       35.35    631,385.23         357        741      6.098      72.75      38.33
Refinance - Cashout             52     31,040,127       23.17    596,925.52         357        737      6.112      70.12      36.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Documentation             Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Level                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Preferred Documentation        122    $74,940,335       55.94%  $614,265.04         357        748      6.033%     73.23%     36.54%
Full Documentation              50     36,268,298       27.07    725,365.96         357        742      6.156      71.99      39.16
Alternative
Documentation                   35     22,762,191       16.99    650,348.31         357        738      6.070      75.79      38.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
Original                    Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Prepayment                      of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Penalty                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Term (months)                Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
None                           144    $93,503,229       69.79%  $649,327.98         357        744      6.134%     72.66%     37.18%
12                              47     29,618,384       22.11    630,178.37         357        745      5.963      76.34      39.28
36                              11      7,776,006        5.80    706,909.66         357        744      5.917      69.30      34.91
60                               5      3,073,205        2.29    614,641.02         357        749      5.652      75.12      39.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 20

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 5 of 8

BCAP LLC Trust 2007-AA4 - Group I
Group 3
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Lien                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Position                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                       207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
FICO                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Score                        Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
661 - 680                        8     $4,540,872        3.39%  $567,609.00         357        671      6.246%     78.00%     39.02%
681 - 700                       18     10,757,249        8.03    597,624.96         357        688      6.264      75.50      39.04
701 - 720                       36     21,785,963       16.26    605,165.64         357        710      6.089      75.21      39.14
721 - 740                       36     23,928,047       17.86    664,667.97         357        730      5.976      76.20      36.04
741 - 760                       36     24,435,898       18.24    678,774.95         357        751      6.023      69.50      35.40
761 - 780                       33     20,331,886       15.18    616,117.75         357        772      5.950      71.39      37.83
781 - 800                       36     25,688,009       19.17    713,555.80         357        791      6.187      72.58      39.19
801 >=                           4      2,502,900        1.87    625,725.00         357        808      6.033      72.54      31.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 662
Maximum: 815
Weighted Average: 745

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Delinquency Days             Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0 - 29                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Years of                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Origination                  Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
2005                             1       $477,500        0.36%  $477,500.00         355        797      6.500%     80.93%     43.81%
2006                            10      5,539,431        4.13    553,943.13         353        749      6.479      75.04      35.79
2007                           196    127,953,893       95.51    652,825.98         357        744      6.054      73.23      37.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Interest                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Only                      Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Period                       Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0                               20    $11,806,344        8.81%  $590,317.20         357        754      5.963%     67.13%     30.14%
84                              24     15,925,304       11.89    663,554.33         356        752      6.187      68.89      40.83
120                            163    106,239,176       79.30    651,774.08         357        742      6.068      74.69      37.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 6 of 8

BCAP LLC Trust 2007-AA4 - Group I
Group 3
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Range of                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Debt to                   Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Income Ratios (%)            Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
<= 0.00                          1       $490,000        0.37%  $490,000.00         358        662      6.125%     79.67%      0.00%
0.01 - 20.00                    12      7,966,685        5.95    663,890.40         357        764      6.056      56.96      13.79
20.01 - 25.00                   14      8,008,328        5.98    572,023.41         357        745      5.958      71.82      22.28
25.01 - 30.00                   21     12,956,156        9.67    616,959.81         357        740      6.102      72.19      27.12
30.01 - 35.00                   24     15,060,569       11.24    627,523.73         357        732      6.165      74.58      32.61
35.01 - 40.00                   37     24,294,496       18.13    656,608.00         357        750      6.046      74.57      37.23
40.01 - 45.00                   56     35,553,225       26.54    634,879.01         357        741      6.105      75.25      42.76
45.01 - 50.00                   26     17,206,199       12.84    661,776.89         357        738      5.957      75.12      47.00
50.01 - 55.00                   16     12,435,166        9.28    777,197.89         357        763      6.134      73.85      52.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
PMI Level                    Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0                              204   $132,531,464       98.93%  $649,664.04         357        745      6.071%     73.20%     37.53%
12                               1        429,860        0.32    429,860.03         357        680      6.500      81.90      41.19
25                               1        477,500        0.36    477,500.00         355        797      6.500      80.93      43.81
30                               1        532,000        0.40    532,000.00         358        723      5.875      93.33      36.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
Mortgage                        of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Insurance                 Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Provider                     Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
PMI                              3     $1,439,360        1.07%  $479,786.68         357        735      6.269%     85.80%     40.39%
None                           204    132,531,464       98.93    649,664.04         357        745      6.071      73.20      37.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
                          Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
Originator                   Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
Countrywide                    207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 7 of 8

BCAP LLC Trust 2007-AA4 - Group I
Group 3
================================================================================

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate       Average    Weighted              Weighted
                            Number        Cut-off     Cut-off       Cut-off     Average   Non-Zero    Average   Weighted   Non-Zero
                                of           Date        Date          Date   Remaining   Weighted      Gross    Average   Weighted
Original                  Mortgage      Principal   Principal     Principal        Term    Average   Interest   Original    Average
LTV Ratio (%)                Loans        Balance     Balance       Balance    (months)       FICO       Rate        LTV        DTI
------------------------------------------------------------------------------------------------------------------------------------
0.00% - 50.00%                  10     $6,479,327        4.84%  $647,932.73         357        766      6.093%     39.24%     29.07%
50.01% - 54.99%                  4      2,676,270        2.00    669,067.52         357        735      6.225      53.13      37.34
55.00% - 59.99%                  7      4,332,326        3.23    618,903.68         357        739      6.022      57.77      26.97
60.00% - 64.99%                 11      7,726,061        5.77    702,369.16         357        756      5.917      62.46      31.86
65.00% - 69.99%                 17     12,908,903        9.64    759,347.23         357        748      5.964      68.17      35.96
70.00% - 74.99%                 27     17,140,887       12.79    634,847.67         357        745      6.069      72.26      38.48
75.00% - 79.99%                 37     23,983,020       17.90    648,189.72         357        745      6.144      77.97      40.10
80%                             91     57,284,670       42.76    629,501.87         357        741      6.079      80.00      39.07
80.01% - 84.99%                  2        907,360        0.68    453,680.02         356        742      6.500      81.39      42.57
90.00% - 94.99%                  1        532,000        0.40    532,000.00         358        723      5.875      93.33      36.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%  $647,202.05         357        745      6.073%     73.33%     37.56%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 29.58%
Maximum: 93.33%
Weighted Average: 73.33%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
Combined Original                       Aggregate   Aggregate          Average    Weighted              Weighted    Weighted
LTV Ratio                   Number        Cut-off     Cut-off          Cut-off     Average   Non-Zero    Average     Average
Including                       of           Date        Date             Date   Remaining   Weighted      Gross    Combined
Simultaneous              Mortgage      Principal   Principal        Principal        Term    Average   Interest    Original
Seconds(%)                   Loans        Balance     Balance          Balance    (months)       FICO       Rate         LTV
-----------------------------------------------------------------------------------------------------------------------------
0.00% - 50.00%                  10     $6,479,327        4.84%     $647,932.73         357        766      6.093%      39.24%
50.01% - 54.99%                  4      2,676,270        2.00       669,067.52         357        735      6.225       53.13
55.00% - 59.99%                  7      4,332,326        3.23       618,903.68         357        739      6.022       57.77
60.00% - 64.99%                  8      5,465,854        4.08       683,231.80         357        760      5.947       62.69
65.00% - 69.99%                 15     11,208,903        8.37       747,260.19         357        752      5.944       68.22
70.00% - 74.99%                 24     15,972,246       11.92       665,510.25         357        748      5.998       71.52
75.00% - 79.99%                 28     18,209,861       13.59       650,352.19         357        745      6.160       77.63
80%                             34     22,413,545       16.73       659,221.91         357        751      6.137       79.89
80.01% - 84.99%                 13      7,385,909        5.51       568,146.83         357        735      6.167       80.00
85.00% - 89.99%                 26     15,961,503       11.91       613,903.96         357        746      6.062       77.17
90.00% - 94.99%                 27     16,755,909       12.51       620,589.22         357        734      6.042       79.51
95.00% - 99.99%                  6      3,988,159        2.98       664,693.22         357        710      5.872       80.00
100%                             5      3,121,011        2.33       624,202.20         357        711      6.323       80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%     $647,202.05         357        745      6.073%      73.33%
-----------------------------------------------------------------------------------------------------------------------------


                          Weighted
Combined Original          Average
LTV Ratio                 Combined    Non-Zero
Including                 Original    Weighted
Simultaneous                   LTV     Average
Seconds(%)                 With SS         DTI
-----------------------------------------------
0.00% - 50.00%               39.34%      29.07%
50.01% - 54.99%              53.13       37.34
55.00% - 59.99%              57.77       26.97
60.00% - 64.99%              62.69       34.21
65.00% - 69.99%              68.22       36.11
70.00% - 74.99%              72.43       35.92
75.00% - 79.99%              77.80       41.07
80%                          80.00       36.85
80.01% - 84.99%              82.95       39.59
85.00% - 89.99%              88.00       39.67
90.00% - 94.99%              90.48       39.64
95.00% - 99.99%              95.71       44.54
100%                        100.00       39.00
-----------------------------------------------
Total:                       77.24%      37.56%
-----------------------------------------------


Minimum: 29.58%
Maximum: 100.00%
Weighted Average: 77.24%

                                                         % of
                                                     Mortgage
                                                         Loan
                                                      Pool by
                                        Aggregate   Aggregate          Average    Weighted              Weighted    Weighted
Simultaneous                Number        Cut-off     Cut-off          Cut-off     Average   Non-Zero    Average     Average
Seconds                         of           Date        Date             Date   Remaining   Weighted      Gross    Combined
At                        Mortgage      Principal   Principal        Principal        Term    Average   Interest    Original
Origination(%)               Loans        Balance     Balance          Balance    (months)       FICO       Rate         LTV
-----------------------------------------------------------------------------------------------------------------------------
Simultaneous Second             82    $51,119,974       38.16%     $623,414.32         357        736      6.058%      77.46%
No Simultaneous Second         125     82,850,849       61.84       662,806.80         357        750      6.082       70.78
-----------------------------------------------------------------------------------------------------------------------------
Total:                         207   $133,970,824      100.00%     $647,202.05         357        745      6.073%      73.33%
-----------------------------------------------------------------------------------------------------------------------------


                          Weighted
                           Average
Simultaneous              Combined    Non-Zero
Seconds                   Original    Weighted
At                             LTV     Average
Origination(%)             With SS         DTI
-----------------------------------------------
Simultaneous Second          87.71%      39.06%
No Simultaneous Second       70.78       36.63
-----------------------------------------------
Total:                       77.24%      37.56%
-----------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[BARCLAYS LOGO]                                                      Page 8 of 8